Exhibit 10.18

Confidential

FORD AND BSQUARE

SYNC Generation 2

Hardware Design and Systems Integration Services

Global Terms and Conditions

Agreement Summary

The documents listed below, in order of precedence, and their respective attachments comprise this Agreement (“Agreement”) made by and between Ford Motor Company, a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies (“Buyer” or “Ford”), and BSQUARE Corporation, a Delaware corporation with its principal office at 110 110th Ave. NE, Suite 200, Bellevue, WA, 98004, on behalf of itself and the BSquare Related Companies (“Supplier” or “BSquare”). This Agreement is effective as of December 30, 2009 (“Effective Date”).

1.	Ford / BSQUARE Purchase Order

2.	Ford-BSQUARE SYNC Generation 2 Hardware Design and Systems Integration Services Global Terms and Conditions (Version 2.3 dated December 30, 2009)

3.	Statements of Work (SoW) (Both Version 2.3 dated December 30, 2009)

This Agreement covers goods and services under a Purchase Order issued by Ford.

Entire Agreement

Unless specifically set forth herein, this Agreement is the entire agreement between the parties with respect to the subject matter herein, and supersedes all prior agreements, proposals, representations, statements, and understandings, whether written or oral. No change, modifications or wavier of any of the terms of this Agreement shall be binding unless made in a writing signed by both parties. If the terms contained in this Agreement conflict or are inconsistent with the terms of any Purchase Order or other document provided by Buyer, the terms of this Agreement shall control. Language that is shown in the Agreement as “stricken” (e.g., ~~stricken~~) is not part of this Agreement and is included solely for Buyer’s internal reference in order to determine deviations from its standard terms.

Authorized Signatures

FORD MOTOR COMPANY	BSQUARE CORPORATION

/s/ Jason Rodriguez	/s/ Brian Crowley
Signature	Signature
Jason Rodriguez	Brian Crowley
Print Name	Print Name
Buyer – Global Purchasing	President & CEO
Title	Title
12/30/09	12/30/09
Date:	Date:

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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GLOBAL TERMS AND CONDITIONS

TABLE OF CONTENTS

SECTION	DESCRIPTION	PAGE
1	What Is Covered	1
2	Documents Used In Production Purchasing	1
3	Web-Guides and Supplemental Terms and Conditions	2
4	The Terms and Conditions That Apply	3
5	When The Contract Is Formed	4
6	Quantity	5
7	Volume Projections	5
8	Duration Of the Production Purchase Order	5
9	Changes	6
10	Payment Terms and Taxes	6
11	Setoff	7
12	Quality Assurance	7
13	Shipping, Packaging and Delivery	8
14	Delivery of Nonconforming Goods	8
15	Using The Buyer’s Intellectual Property and Tooling	9
16	Using The Supplier’s Technical Information	9
17	Confidentiality	10
18	TVM and Warranty Reduction Programs	12
19	Licenses	12
20	Embedded Software and Other Works of Authorship	14
21	Software Development/Hosting/Network Attachment Terms	14
22	Warranty	15
~~23~~	~~Recalls and Other Field Service Actions~~	~~18~~ 16
24	Information Provided to A Government; Substance and Materials Reporting and Compliance	16
25	Indemnification Obligations Of The Supplier	17
26	Termination For Cause	19
27	Other Termination	21
28	Claims	22
29	Program Cancellation	22
30	Potential Adjustment Of Supplier Financial Responsibility	22
31	Supplier’s Obligations On Expiration or Termination	23
32	Audit Rights and Financial Information	23
~~33~~	~~Service Parts~~	~~29~~ 24
~~34~~	~~Tooling and Other Property Of The Buyer~~	~~32~~ 24
~~35~~	~~Supplier-Owned Tooling~~	~~32~~ 24
36	Compliance With Laws	24
37	Basic Working Conditions and Employment Status	25
38	Protection Of Supply	26
39	Resolving Disputes	26
40	Excusable Delay	27
41	Waiver Of Nonperformance	28
42	Assignments	28
43	Continuing Obligations; Severability	29
44	Written Notices	29
45	No Third-Party Rights	29

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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46	Advertising, Publicity and News Releases	29
47	Miscellaneous Matters	29
48	Limitation of Liability	30

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.	3

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GLOBAL TERMS AND CONDITIONS

INDEX OF DEFINED OR REFERENCED TERMS

TERM	SECTION	PAGE	TERM	SECTION	PAGE
			Production Tool Order	2.14	2
Advanced Shipping Notices	10.03	6	Production Vehicle	22.02	15
			Prototype Purchase Order	2.09	1
Blanket Purchase Order	2.11	2	Prototype Tool Order	2.13	2
Buyer	1.02	1	Purchase Order	1.02	1
Buyer Confidential Information	17.01(b)	10	Quality/Reliability Statement of Work	2.06	1
Buyer Works	19.07	12	Reasonable Care	17.02(a)	10
Code of Basic Working Conditions	37.03	23	Related Company	11.02	6
			Release	2.17	2
Commercially Reasonable	19.04	12	Renewal Term	8.02	5
Confidential Information	17.01	9	Retained Works	19.06	12
Confidential Information of the Other Party	17.01	9
Document Release Date	4.03	3	Request for Quote	2.04	1
Effective Date	4.03	3
Earlier Agreements	2.20	2
Embedded Software	20.01	13	Statement of Work	2.05	1
Excusable Event	40.01	25	Supplemental Terms and Conditions	2.16	2
Extended Term	8.04(a)	5	Supplier	1.02	1
			Supplier Confidential Information	17.01(a)	9
Financial Reports	32.03	22
Ford Vehicle	22.01	15	Target Agreement	2.03	1
General Purchase Order Documents	2.19	2	Team Value Management	18.01	11
Global Terms and Conditions	2.15	2	Technical Information	16.01	8
Goods	1.02	1	Technology Agreement	2.08	1
Government	36.01	23	Third Party IP	19.02	11
Government Requirement	36.01	23
Indemnified Person	25.01	16	Volume Projections	7.01	4
Initial Term	8.01	5	Warranty Reduction Program	18.01	11
Intellectual Property Rights	15.01	8	Warranty Period	22.01	15
Level One Materials	16.02	8	Warranty Program Agreement	2.07	1
Level Two Materials	16.03	9	Web-Guides	3.01	2
License	19.01	11	Written Notice	44.01	27
Litigation Costs	25.01	16
Lump Sum Purchase Order	2.12	2
Net Settlement Basis	11.01	6
Off-the-Shelf Goods	19.02	11
Production Purchase Order	2.10	2
Production Spot Buy Purchase Order	2.12	2

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Version 2.3
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Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

FORD CONFIDENTIAL – DO NOT DISTRIBUTE EXTERNALLY	DRAFT JULY 17, 2003

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GLOBAL TERMS AND CONDITIONS

SECTION 1. WHAT IS COVERED

1.01 Goods and Services The Global Terms and Conditions apply to the purchase by the Buyer of production goods and services from the Supplier including: (a) production and service parts, components, assemblies and accessories; (b) raw materials; (c) tooling; and (d) design, engineering or other services. Separate Global Terms and Conditions apply to the purchase of non-production goods and services. The Global Terms and Conditions can be found at the Global Terms and Conditions home page accessible via the Ford Supplier Portal (FSP) (http://fsp.covisint.com/) or obtained directly from the Buyer.

1.02 What’s Being Purchased The Production Purchase Order, Production Tool Order, Blanket Purchase Order, Prototype Purchase Order, Prototype Tool Order, Lump Sum Purchase Order or Production Spot Buy Purchase Order describe the goods and services being purchased and specify the name and address of the Buyer and the Supplier. The goods and services purchased are referred to as the Goods or Deliverables. A reference to a Purchase Order in a provision of the Global Terms and Conditions is a reference to all of the following: Production Purchase Order, Production Tool Order, Blanket Purchase Order, Prototype Purchase Order, Prototype Tool Order, Lump Sum Purchase Order, and Production Spot Buy Purchase Order. References to this Agreement shall mean this “SYNC Generation 2 Hardware Design and Systems Integration Services Global Terms and Conditions” agreement.

SECTION 2. DOCUMENTS USED IN PRODUCTION PURCHASING

2.01 General Provisions in this Section 2 describe the most common types of documents that may apply to the purchase of the Goods. The documents are listed in the approximate timing sequence in which they may be entered into with the Supplier.

2.02 ~~A Sourcing Agreement~~ – Intentionally stricken.

2.03 ~~A Target Agreement~~ – Intentionally stricken.

2.04 A Request For Quote (RFQ) asks the Supplier to provide a quotation for the Goods. Any quotation must be based on the Global Terms and Conditions.

2.05 A Statement of Work is prepared or approved by the engineering activity of the Buyer. In most cases, it is developed before a Production Purchase Order is issued.

2.06 A Quality/Reliability Statement of Work is a Statement of Work that includes long-term durability specifications for the Goods (like 10-years or 150,000 miles, whichever comes first). It may also specify the testing methodology that will be used.

2.07 A Warranty Program Agreement is an agreement relating to a warranty reduction, recovery or chargeback program. It may be entered into at any time and may apply to some or all of the brands of the Buyer or its Related Companies (defined in Section 11.02).

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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2.08 A Technology Agreement may be entered into in special cases to address Intellectual Property Rights (defined in Section 15.01), Confidential Information (defined in Section 17.01), or other matters. In most cases, it will be entered into before a Production Purchase Order is issued.

2.09 A Prototype Purchase Order is used to purchase a fixed amount of prototype Goods. It describes the Goods and specifies the price, quantity and other key terms.

2.10 A Production Purchase Order is used to purchase most types of production goods and services. It describes the Goods and specifies the price, quantity and other key terms.

2.11 A Blanket Purchase Order is used to purchase certain types of goods or services, like Service Parts. It provides a framework of agreed terms, like the price, that will apply when the Buyer issues a Release.

2.12 A Lump Sum Purchase Order or Production Spot Buy Purchase Order is used on an exception basis for the purchase of a fixed amount of the Goods.

2.13 A Prototype Tool Order may be used to purchase Tooling required to produce prototype Goods.

2.14 A Production Tool Order is used to purchase Tooling used to make the Goods.

2.15 The Global Terms and Conditions are the primary contract terms and conditions that apply to the purchase of the Goods. They also include special provisions for the purchase of Tooling, Service Parts and Component Parts.

2.16 Supplemental Terms and Conditions may be issued by the Buyer to address special product or local market requirements, including legal matters specific to the country where the Buyer or the Supplier is located. The Supplemental Terms and Conditions will identify the scope of their applicability. See Section 3 for more details.

2.17 A Release instructs the Supplier to ship a specified quantity of the Goods to a particular location by a specified date and time.

2.18 Either party may provide a Written Notice. It is defined in Section 44.01.

2.19 General Purchase Order Documents are the Global Terms and Conditions, Web-Guides, and applicable Supplemental Terms and Conditions, as described in Section 4.01.

2.20 Earlier Agreements are written agreements entered into with the Supplier relating to the Goods, like a Target Agreement, Technology Agreement, Statement of Work, or Warranty Program Agreement, as described in Section 4.02.

SECTION 3. WEB-GUIDES AND SUPPLEMENTAL TERMS AND CONDITIONS

3.01 Web-Guides The Web-Guides contain specific requirements for matters like packaging, shipping, Service Parts, taxes, environmental and obsolescence. The Web-Guides are part of the Purchase Order and are binding on the Supplier and the Buyer. The Global Terms and Conditions will take precedence in the event of any conflict with a Web-Guide, except to the extent that the Web-Guide specifies otherwise.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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3.02 Supplemental Terms and Conditions The Supplemental Terms and Conditions contain specific requirements to address special product or local market requirements, including legal matters specific to the country where the Buyer or the Supplier is located. As with the Web-Guides, the Supplemental Terms and Conditions are part of the Purchase Order and are binding on the Supplier and the Buyer. The Supplemental Terms and Conditions will take precedence in the event of any conflict with the Global Terms and Conditions.

3.03 Where Found The Web-Guides and Supplemental Terms and Conditions can be found at the Global Terms and Conditions home page described in Section 1.01, or obtained directly from the Buyer. This home page also includes Supplier Frequently Asked Questions (FAQs). Interpretations included in the FAQs are binding on the Buyer.

SECTION 4. THE TERMS AND CONDITIONS THAT APPLY

4.01 General The contract between the Buyer and the Supplier for the purchase and sale of the Goods is the Purchase Order. The Purchase Order includes the Global Terms and Conditions, the Web-Guides, and the other applicable documents described in Section 2 that are issued by the Buyer, or signed by the Buyer and the Supplier (in the case of agreements), relating to the purchase and sale of the Goods. The Global Terms and Conditions, Web-Guides, and applicable Supplemental Terms and Conditions are referred to as the General Purchase Order Documents.

4.02 Earlier Agreements Written agreements entered into with the Supplier relating to the Goods, like a Target Agreement, Technology Agreement, Statement of Work, or Warranty Program Agreement, are referred to as Earlier Agreements. They will continue to apply after a Purchase Order has been issued, subject to Section 4.09.

4.03 Effective Date and Document Release Date The Effective Date is shown on the Purchase Order. It is the date on which the Purchase Order went into effect. Each General Purchase Order Document will have a Document Release Date, which is the date on which it went into effect. General Purchase Order Documents in effect on the Effective Date are part of the Purchase Order and apply to the purchase of the Goods, subject to Sections 4.04 through 4.07 below.

4.04 Renewal Date The General Purchase Order Documents in effect on July 1st of a Renewal Term (defined in Section 8.02) will apply to a Production Purchase Order renewed on that date. These may include requirements that are different from those in effect when the Production Purchase Order was first issued or previously renewed. For Blanket Purchase Orders, the General Purchase Order Documents in effect at the time of a Release will apply.

4.05 Annual Updates Changes in the General Purchase Order Documents shall only be effective for Statements of Work and/or Purchase Orders issued following the effective date of such changes. In the event Supplier takes exception to any changes, Buyer and Supplier will negotiate in good faith to find a solution prior to the effective date of the changes. If a dispute remains, Supplier shall not be obligated to perform work under any Statement of Work or Purchase Order issued after changes have been implemented.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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4.06 Other Updates The Buyer may make revisions to the General Purchase Order Documents at times other than the May 1st annual update. If it does so, the Buyer will post the revisions on the Global Terms and Conditions home page described in Section 1.01 and provide the Supplier with a Written Notice of the revisions. The Written Notice will include the date on which the revisions will become effective.

4.07 Binding Effect Revisions to the General Purchase Order Documents that are made after the Effective Date shown on the Purchase Order or after the beginning of a Renewal Term are binding on the Buyer and the Supplier upon the written consent of both parties.

4.08 Supplier Terms and Conditions No terms or conditions other than those that apply to the Purchase Order as described in this Section 4 will apply to the Purchase Order, including any contract terms that may have been submitted by the Supplier.

4.09 Exceptions to Global Terms and Conditions

(a) General Requirements Any exception, deviation, amendment, modification or waiver of any provision of the Global Terms and Conditions or any General Purchase Order Document, whether made under an Earlier Agreement or otherwise, will be binding on the Buyer only if it has been: (1) made in a Written Notice; and (2) approved by the highest ranking purchasing executive of the Buyer (which, if the Buyer is Ford U.S., is its Vice President – Global Purchasing). If the Buyer is other than Ford U.S., the Buyer is required to first obtain a favorable written recommendation from the Ford Vice President – Global Purchasing. The Supplier may obtain written evidence of the recommendation from the Buyer.

(b) ~~Service Parts~~ – Intentionally stricken.

(c) Supplemental Terms and Conditions Any Supplemental Terms and Conditions posted on the Global Terms and Conditions home page described in Section 1.01 do not require any of the approvals described in this Section 4.09.

(d) Expansion of Rights to Intellectual Property in Earlier Agreements In the event that an Earlier Agreement provides the Buyer with rights to the Supplier’s Intellectual Property Rights (defined in Section 15.01) that go beyond, or are in addition to, the Buyer’s rights under the Global Terms and Conditions, Sections 4.09(a) through (c) do not apply to the additional rights and no additional approvals or recommendations relating to the additional rights are required.

SECTION 5. WHEN THE CONTRACT IS FORMED

5.01 Buyer’s Offer When the Buyer issues a Prototype Purchase Order, Production Purchase Order, Prototype Tool Order, Production Tool Order, Lump Sum Purchase Order or Production Spot Buy Purchase Order, it makes an offer to purchase the Goods or Tooling from the Supplier on the terms and conditions specified in Section 4.

5.02 Blanket Purchase Orders For a Blanket Purchase Order, the offer is made when the Buyer issues a Release. The offer applies for only the quantity specified in the Release.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

5.03 Supplier Acceptance The contract is formed when the Supplier accepts the offer of the Buyer. This occurs upon the earlier of: (a) the Supplier beginning work or performance; or (b) the Supplier notifying the Buyer of its acceptance of the offer.

SECTION 6. QUANTITY

6.01 Requirements The Supplier will provide the Buyer’s requirements for the Goods or Tooling as shown on the Purchase Order. On a Production Purchase Order, the quantity is typically specified as a percentage of the Buyer’s requirements for the Goods. The Buyer will purchase this same quantity. The Buyer will issue Releases to specify the quantities needed, delivery locations, times and dates. Time and quantity are of the essence in the purchase of the Goods.

SECTION 7. VOLUME PROJECTIONS

7.01 Projections The Buyer may provide the Supplier with estimates, forecasts or projections of its future volume or quantity requirements for the Goods. These are Volume Projections. They are provided for informational purposes only. The Supplier and the Buyer may agree on a timeline over which Volume Projections will be provided.

7.02 No Commitment Volume Projections are not a commitment by the Buyer to purchase the quantities specified in the Volume Projections. The Buyer’s purchase obligation is only as specified in Section 6. The Supplier acknowledges that Volume Projections, like any other forward looking projections, are based on a number of economic and business factors, variables and assumptions, some or all of which may change over time, and may or may not be accurate at the time they were made or later on. The Buyer makes no representation, warranty, guaranty or commitment of any kind or nature, express or implied, regarding any Volume Projection.

SECTION 8. DURATION OF THE PRODUCTION PURCHASE ORDER

8.01 Initial Term The Initial Term of the contract begins on the Effective Date shown on the Production Purchase Order and expires on June 30th of the next calendar year. If, for example, a Production Purchase Order is issued on July 1, 2004, the Initial Term will end on June 30, 2005. Similarly, the Initial Term of a Production Purchase Order issued on January 1, 2004 will expire on June 30, 2005.

8.02 Renewal Term The Production Purchase Order will renew automatically on July 1st for an additional 12 months, ending on the next June 30th, unless a notice of non-renewal has been provided under Section 8.03. This is the Renewal Term. The Production Purchase Order will automatically be renewed each subsequent year for an additional Renewal Term of 12 months unless a notice of non-renewal has been provided under Section 8.03.

8.03 Non-renewal Either party may elect not to renew the Production Purchase Order by providing a Written Notice to the other party to that effect. The Buyer will provide its Written Notice by May 1st of the year in which the Initial Term or Renewal Term (as applicable) is scheduled to expire. The Supplier will do so sufficiently in advance of the scheduled expiration date to enable the Buyer to resource the production of the Goods in a timely and orderly manner, but in no case later than May 1st of the year in which the Initial Term or Renewal Term (as applicable) is scheduled to expire. In all cases, the Supplier will consult with the Buyer’s production purchasing activity prior to giving its Written Notice to ensure that it will be timely, and the parties will confirm in writing their agreement to

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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the Supplier’s Written Notice period. If the Supplier elects not to renew, it will, if requested by the Buyer: (a) work diligently with the Buyer to identify an alternative source of supply that is acceptable to the Buyer; and (b) identify the Supplier’s component-part and raw-material suppliers relating to the Goods.

8.04 Optional Extended Term

(a) The Buyer, at its option, may extend the term of the Production Purchase Order for up to 4 months beyond the scheduled June 30th expiration date of the Initial Term or Renewal Term (as applicable). This is the Extended Term. If the Extended Term is implemented, the Production Purchase Order will expire at the end of the Extended Term.

(b) The Buyer will provide the Supplier with Written Notice of any Extended Term on or before the June 1st before the Initial Term or Renewal Term is set to expire. The Written Notice will specify the Extended Term (up to 4 months) and include a Volume Projection of the Buyer’s needs. Prices in effect at the end of the Initial Term or Renewal Term and all other terms and conditions will remain in effect during the Extended Term. If a transition period longer than the Extended Term is required, the Buyer and the Supplier will negotiate in good faith the terms and conditions of any extension.

SECTION 9. CHANGES

9.01 Changes To Buyer’s Order The Buyer may make changes to its order for the Goods at any time, in accordance with the change processes set forth in the SOW, and such changes shall be effective upon written acceptance by Supplier. These may include changes to the design, specifications, engineering level, materials, packaging, shipping date, or time or place of delivery. The Supplier will make all changes requested by the Buyer. The Supplier may not make any change on its own without first obtaining the Buyer’s consent in a Written Notice. Any exceptions, deviations, amendments, or modifications to the Global Terms and Conditions must be made, if at all, under Section 4.09, not under this Section 9.01.

9.02 Notice The Buyer will provide the Supplier with notice of any change through an amendment or revision to the outstanding Purchase Order, the issuance of a new Production Purchase Order, an RFQ or a Written Notice. If the amendment is accomplished by issuing a new Production Purchase Order, the Initial Term of the original Production Purchase Order will apply. If the Initial Term has already expired, the Renewal Term in effect at the time of amendment will continue.

9.03 Impact on Cost The Supplier will promptly notify the Buyer in a Written Notice if the proposed change will affect cost or timing and provide substantiation of its claim. Buyer and Supplier will negotiate in good faith on an equitable price adjustment (up or down), a change in shipping or delivery terms, or other appropriate adjustment.

SECTION 10. PAYMENT TERMS AND TAXES

10.01 Payment Terms The Purchase Order will detail payment dates and milestones where applicable.

10.02 Currency In most cases, payment will be made in the local currency of the country where the Goods will be manufactured. If a different currency applies, it will be shown on the Purchase Order or other Written Notice from the Buyer.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Version 2.3
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10.03 Advanced Shipping Notices The Supplier will provide the Buyer with Advanced Shipping Notices and otherwise comply with the payment requirements specified in the Payment Web-Guide. Failure to do so may delay payment to the Supplier.

10.04 Total Price and Taxes The total price for the Goods will include duty, if applicable, and tax unless otherwise specified in the Tax Web-Guide. The Supplier will separately show on its invoice any duties, and any sales tax, use tax, value-added tax (VAT) or similar turnover taxes, levied on the Goods. The Supplier will provide whatever documents and information the Buyer may require to support taxes paid, tax reporting, or recovery of VAT. The Supplier will comply with the requirements of the Tax Web-Guide. The Supplier will pay duty if the delivery term specified on the Purchase Order requires the Supplier to pay it (see the Delivery Terms Web-Guide for more details).

SECTION 11. SETOFF

11.01 Supplier’s Direct Accounts The Buyer will administer on a Net Settlement Basis all of the accounts of the Supplier arising from the Purchase Orders and other agreements the Supplier has with the Buyer. Net Settlement Basis means that, unless prohibited by law, the Buyer may set off and recoup against the Buyer’s accounts payable to the Supplier any amounts for which the Buyer determines in good faith the Supplier is liable to it under any Purchase Order or other agreements with the Supplier. The Buyer may do so without notice to the Supplier.

11.02 Related Companies The Buyer or its Related Companies may also setoff and recoup against the accounts payable of the Buyer or its Related Companies to the Supplier or its Related Companies any amounts for which the Buyer or its Related Companies determines in good faith the Supplier or its Related Companies is liable under any Purchase Order or other agreements with the Supplier or its Related Companies.

A Related Company is any parent company of the Buyer or the Supplier, as appropriate, and any subsidiary or affiliate in which any of them owns or controls at least 25% of the voting stock, partnership interest or other ownership interest.

The Buyer will provide the Supplier and the affected Related Company with 21 days’ Written Notice (or such shorter period as may be commercially reasonable under the circumstances) before implementing a setoff (a) of the Supplier’s debt against accounts payable to a Related Company of the Supplier, or (b) of a Related Company’s debt against accounts payable to the Supplier. The Written Notice will specify the basis for the setoff.

11.03 Basis of Debit The Buyer will be presumed to have acted in good faith if it has a commercially reasonable basis for believing that the Supplier or one of its Related Companies is liable for the amount of the debit. A debit may include the actual professional fees and other costs incurred by the Buyer or a Related Company.

SECTION 12. QUALITY ASSURANCE

12.01 Compliance with Buyer’s Programs The Supplier will promote continuous quality improvement in the manufacture, production and distribution of the Goods. The Supplier will comply with the quality assurance processes, inspections and standards specified by the Buyer for suppliers providing goods or services similar in nature to the Goods. These standards include the Buyer’s Q1 quality program, ISO/TS 16949 or QS-9000, ISO 14001 and the Buyer’s Supplier Delivery Rating.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Version 2.3
December 30, 2009
Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

SECTION 13. SHIPPING, PACKAGING AND DELIVERY

13.01 Web-Guides The Supplier will comply with the Buyer’s requirements for packing, marking, labeling and shipping. These are specified in the appropriate Web-Guides. The Supplier will ship only the quantity of the Goods specified by the Buyer in the Purchase Order or a Release.

13.02 Delivery, Title and Risk of Loss Title and risk of loss will pass at the time and place of delivery in accordance with (a) the delivery term on the Purchase Order for the Goods and (b) Section 34 in the case of Tooling. Title and risk of loss will pass at the consolidator’s location if one is used.

SECTION 14. DELIVERY OF NONCONFORMING GOODS

14.01 Delivery The delivery, inspection, and acceptance process for all Goods shall be set forth in the Statement of Work.

14.02 Notice If the Goods do not conform, the Buyer will inform the Supplier, orally or in writing, about the nonconformity as soon as reasonably practicable after the Buyer has discovered it. The Buyer will confirm the nonconformity in a Written Notice if requested by the Supplier to do so.

14.03 Supplier’s Right to Cure The Supplier will be permitted to rework, replace or otherwise remedy a nonconformity in the Goods as long as: (a) the nonconformity has been discovered after delivery of the Goods but before the Buyer has started to use the Goods (including in any pre-assembly processing or fitment); (b) the Supplier can perform the remedial work at its location, or at the Buyer’s site (subject to any restrictions in any labor agreement of the Buyer), without disruption to the Buyer’s operations; (c) the remedial work will not cause any delay in the Buyer’s operations, including its production process, or cause the Buyer to incur any additional costs; and (d) the cure can be completed by the deadline established by the Buyer.

14.04 Buyer’s Options If the Buyer determines in good faith, after consulting with the Supplier, that the remedial work cannot be done within the limits of Section 14.03, the Buyer is entitled to: (a) reject the nonconforming Goods, return them to the Supplier and, at the Buyer’s option, request redelivery of conforming Goods; or (b) retain them and either repair them itself or request the Supplier do so, on or off-site. In any event, the Supplier will bear the risk and expense of the remedial action undertaken by the Buyer or the Supplier.

14.05 Supplier’s Right To Nonconforming Goods The Supplier may request that the Buyer hold and make available to the Supplier, at the Supplier’s expense, any nonconforming Goods, subject to the Buyer’s options under Section 14.04.

14.06 Costs Incurred by the Buyer Subject to the sublimit specified in Section 22.01, the Supplier will be liable for all direct, incidental and consequential losses, costs, and expenses incurred by the Buyer resulting from any failure by the Supplier to comply with any of the requirements of the Agreement (even if the Supplier has cured the noncompliance under Section 26.02, or from termination by the Buyer under Section 26.01 or 26.04, and termination under those sections does not relieve the Supplier from this liability. Such liability is limited to a maximum of thirty-five million US dollars ($35,000,000).

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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14.07 No Acceptance or Waiver of Rights The Buyer’s rights under this Section 14 apply even if the nonconformity does not become apparent until after delivery of the Goods, but prior to Acceptance as defined in the Statement of Work. The Supplier is not liable for damage to the Goods after Acceptance by Buyer, or after delivery if the damage is due to actions taken by the Buyer or third parties. Payment will not constitute Acceptance of nonconforming Goods, nor will it limit or affect any of the Buyer’s rights.

SECTION 15. USING THE BUYER’S INTELLECTUAL PROPERTY AND TOOLING

15.01 Buyer’s Intellectual Property Rights The Buyer and its Related Companies may have valuable Intellectual Property Rights in Tooling, documents and information provided to the Supplier. Intellectual Property Rights (or “IP”) include trademarks, trade dress, patents, copyrights, trade secrets and industrial design rights. The Supplier may use the Intellectual Property Rights of the Buyer and its Related Companies only in the production and supply of the Goods to the Buyer and its Related Companies.

15.02 ~~Parts Branding Directive~~ – Intentionally stricken.

15.03 Other Use of Buyer’s Intellectual Property Rights The Supplier will first obtain the Buyer’s written approval before it manufactures, sells or otherwise disposes to third parties any goods made by the Supplier, its Related Companies or one of their subcontractors using any Tooling, equipment or Intellectual Property Rights of the Buyer or its Related Companies.

SECTION 16. USING THE SUPPLIER’S TECHNICAL INFORMATION

16.01 Technical Information The Supplier will provide the Buyer and its Related Companies with Technical Information required by the Buyer to install, assemble and otherwise use the Goods. Technical Information includes engineering, package and installation drawings, specifications, testing protocols and results, documents, data and other information relating to the Goods and Tooling. Technical Information must comply with the computer-aided-design and drafting standards of the Buyer and its Related Companies. Technical Information will be provided as specified in Sections 16.02 and 16.03 and categorized into either Level One Materials or Level Two Materials as provided in Section 16.04.

16.02 Use of Level One Materials The Supplier will provide the Buyer and its Related Companies with Level One Materials to use without restriction. Level One Materials define in general terms the geometric and functional attributes of the Goods as they interface with the Buyer’s products, demonstrate that they meet the Buyer’s specifications, and describe how they interact with other vehicle systems or environments. At a minimum, Level One Materials are those the Buyer or its Related Companies require to support their engineering release systems (including the Ford Worldwide Engineering Release System (WERS)), and package and installation drawings with functional requirements. At the Buyer’s request, Level One Materials must also be provided for Component Parts (as defined in Section 33.01). Except for Supplier’s Retained Works, as defined and set forth herein, the Buyer may use or disclose Level One Materials without restriction, subject only to any patent or trademark rights of the Supplier. Any Supplier legend, like “Confidential” or “Proprietary,” will not affect the Buyer’s right to use Level One Materials.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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16.03 Use of Level Two Materials Level Two Materials include more detailed design and manufacturing information such as Failure Mode and Effects Analyses (FMEA, including Design Failure Mode and Effects Analysis and Process Failure Mode and Effects Analysis), Design Verification Plans and Reports (DVP&R, including test specifications, test reports and test data), P-Diagrams and Control Plans. The Supplier will provide the Buyer and its Related Companies with reasonable access, including delivery of reference copies, to Level Two Materials as well as the right to use Level Two Materials internally, including to integrate the Goods into the vehicle. Any additional rights (such as licenses or ownership, or the right to disclose the materials to third parties to which disclosure is not permitted under this Section 16 or Section 17) to these or other materials (such as detailed drawings and math data, CAE Models, electrical schematics, or software algorithm and code) will be negotiated in good faith by the Buyer and the Supplier and formalized in a Statement of Work or other written document. The Buyer’s obligations to treat Level Two Materials as confidential are described in Section 17.

16.04 Categorization The Supplier and the Buyer will work in good faith to categorize the Supplier’s Technical Information as Level One Materials or Level Two Materials and, if appropriate, itemize them in a Statement of Work or other written document. In the event that the Supplier and the Buyer are unable to agree on the appropriate categorization, there will be a presumption that the Supplier’s Technical Information is Level One Materials.

16.05 Market Testing The Buyer may share Level One Materials with third parties without restriction. The Buyer may not share Level Two Materials that are Supplier Confidential Information, or any other Supplier Confidential Information, except as provided in Section 17.

16.06 Effective Date of Buyer’s Obligations The Buyer’s obligations under this Section 16 relating to Level Two Materials apply to Level Two Materials disclosed to the Buyer on or after January 1, 2004.

SECTION 17. CONFIDENTIALITY

17.01 Confidential Information Confidential Information is information that meets the requirements specified below for Supplier Confidential Information or Buyer Confidential Information. Information that does not meet these requirements is not Confidential Information, regardless of any legend or marking to the contrary. A reference in this Section 17 to Confidential Information of the Other Party is a reference to Supplier Confidential Information when the reference relates to an obligation of the Buyer, and to Buyer Confidential Information when the reference relates to an obligation of the Supplier.

(a) Supplier Confidential Information is any information disclosed under the Purchase Order that meets all of the following requirements:

(1) The information is non-public information that is proprietary to: (A) the Supplier; (B) any of its Related Companies; or (C) any third party to which any of them has an obligation of confidentiality relating to the information.

(2) The information is disclosed to the Buyer: (A) in tangible form and identified as confidential in the tangible form; or (B) orally, and is identified as confidential at the time of disclosure, and is described in a written statement (which must also identify it as confidential) within a reasonable time after disclosure.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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(3) The information is: (A) Level Two Materials, as described in Section 16.03; (B) provided under a Team Value Management initiative, as described in Section 18.01; (C) Embedded Software, as defined in Section 20.01; (D) provided under Section 24; (E) provided to the Buyer’s Purchasing Controller’s Office under Section 32.03; or (F) provided under Section 38.02.

(b) Buyer Confidential Information is any information that meets all of the following requirements, regardless of whether it has been disclosed under the Purchase Order:

(1) The information is non-public information that is proprietary to: (A) the Buyer; (B) any of its Related Companies; or (C) any third party to which any of them has an obligation of confidentiality relating to the information.

(2) The information is:

(A) a Volume Projection, as defined in Section 7.01, or is provided under a Team Value Management initiative, as described in Section 18.01;

(B) the Buyer’s or any of its Related Companies’ future product plans or any details of those plans; or

(C) any other information identified by the Buyer or any of its Related Companies (orally or in writing) as confidential.

(3) The Deliverables, apart from Retained Works or Third Party IP, will be considered Buyer Confidential Information.

17.02 Obligations and Standard of Care

(a) The Buyer and the Supplier will each use Reasonable Care to protect the confidentiality of Confidential Information of the Other Party. Reasonable Care is the standard of care that the party holding the information would use in protecting the confidentiality of its own confidential information. The Supplier may consult the Global Terms and Conditions home page described in Section 1.01 for information on the practices that apply to the Buyer’s employees for the handling of confidential information.

(b) Some of the Buyer’s and its Related Companies’ electronic systems (for example, WERS) are designed for collaboration and the sharing of information among multiple parties, including other suppliers. The Supplier should not input Supplier Confidential Information into any electronic system of the Buyer or any of its Related Companies unless the Buyer or any of its Related Companies has advised the Supplier in a Written Notice that the system is suitable for receipt of Supplier Confidential Information.

(c) The obligations under Section 17.02(a) do not apply to any information that: (1) is or becomes publicly available through no breach of any agreement between the Buyer and the Supplier; (2) is approved for release by the disclosing party in a Written Notice; (3) is lawfully obtained from a

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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third party without a duty of confidentiality; (4) was already known to the receiving party prior to its disclosure; (5) is required to be disclosed by a valid court order; or (6) is input by the Supplier into an electronic system for which the Supplier has not received the Written Notice described in Section 17.02(b). The exception in clause (5) will apply only if the receiving party has: (A) provided the disclosing party with a Written Notice of the court order; and (B) fully cooperated with the disclosing party in seeking confidential treatment for the disclosures. The Buyer’s confidentiality obligations under Section 17.02(a) also do not apply to Embedded Software, to the extent required to exercise License rights for the Embedded Software granted under Section 20.01.

17.03 Sharing with Related Companies and Consultants The Buyer and the Supplier may share Confidential Information of the Other Party with their: (a) Related Companies; and (b) consultants, contractors, experts and agents; provided, that the person or entity with whom or which the information is being shared has agreed in writing to be bound by confidentiality provisions comparable to those specified in this Section 17. The Supplier will first obtain the written consent of the Buyer if the Supplier or any of its Related Companies wants to share Buyer Confidential Information with any party (including any of its Related Companies) that is a motor vehicle manufacturer or distributor.

17.04 Sharing with Other Third Parties Neither the Buyer nor the Supplier will share any Confidential Information of the Other Party with any third party, including any competitor of the other party, without the prior written agreement of the other party, except as may otherwise be permitted under the Purchase Order, a Technology Agreement, or other written agreement between the parties.

17.05 No Other Obligations The Buyer, the Supplier, and their Related Companies have no other obligation for confidential information supplied to them from whatever source, unless otherwise agreed to in writing.

17.06 Effective Date of Buyer’s Obligations The Buyer’s obligations under this Section 17 apply to Supplier Confidential Information disclosed to the Buyer on or after January 1, 2004.

SECTION 18. TVM AND WARRANTY REDUCTION PROGRAMS

18.01 Supplier Participation The Buyer may initiate various programs designed to improve quality, increase customer satisfaction or reduce costs. Current initiatives include Team Value Management (TVM) and the Warranty Reduction Program. All suppliers are required to participate in these initiatives to the extent requested by the Buyer. The Supplier can learn more about them by visiting the Ford Supplier Portal (http://fsp.covisint.com/) or contacting the Buyer directly. If Buyer requests Supplier participation, Supplier will be paid on a time and materials basis equal to that defined in the applicable SOW.

18.02 Confidential Information The Buyer’s and Supplier’s obligations to treat information received under the Team Value Management initiative as confidential are described in Section 17.

SECTION 19. LICENSES

19.01 Supplier Grants The Supplier will grant Licenses on the bases specified below unless an Earlier Agreement (as defined in Section 4.2) states otherwise.

19.02 Off-the-Shelf Goods & Third Party IP Purchase of the Goods does not include any License from the Supplier if they are Off-the-Shelf Goods or Third Party IP. Off-the-Shelf Goods do not

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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include any functionally or structurally significant features developed specifically for the Buyer. Third Party IP includes software or other products that are licensed by Buyer pursuant to a separate license agreement either with Supplier or with the provider of the Third Party IP and as such are not considered Goods pursuant to the Agreement.

19.03 ~~Buyer Specific Development Work~~ Intentionally stricken.

19.04 Commercially Reasonable When negotiating Commercially Reasonable terms and conditions, the parties will take into account the relative technical and other contributions to the development of the technology, the level of business being offered to the Supplier, and the Buyer’s needs for subsequent migration of the developed technology to other projects or vehicle applications.

19.05 License to Rebuild The Supplier grants to the Buyer a permanent, paid-up License under any Intellectual Property Rights that are owned or controlled by the Supplier or its Related Companies (now or in the future) necessary to rebuild and have rebuilt, but not to have newly manufactured by another, the Goods and Tooling.

19.06 Ownership of IP

(a) All intellectual property rights in Deliverables in all formats, including but not limited to all computer code contained in Deliverables and all derivative works of Deliverables, developed by Seller (or in collaboration with Buyer) in the course of performance of this Agreement, other than Retained Works (defined below and listed in Exhibit A, and third party intellectual property and any derivative work thereof, used, incorporated or referenced therein, are the sole, exclusive and perpetual property of Buyer. Buyer grants to Supplier a limited license to use the IP embodied in the Deliverables solely to perform its obligations under, and only for the term of, this Agreement.

(b) Supplier will remain the sole owner of any Retained Works. “Retained Works” are any Supplier pre-existing (i) materials, including software code, hardware designs, and proprietary software tools incorporated into the Deliverables and training materials; and (ii) methodologies, specifications, documentation and techniques, including derivative works, listed and fully described in Exhibit A.

19.07 License to Retained Works & Buyer Works

(a) The parties agree to identify any Retained Works in Exhibit A. Supplier grants Buyer a non-exclusive, worldwide, permanent, paid-up, sub-licensable and transferrable license to all Intellectual Property Rights that Supplier has in all Retained Works, including all derivative works and all source code necessary for Buyer to use, modify, and distribute any Deliverables. Buyer’s license to Retained Works is conditioned upon Buyer’s material compliance with the terms of this Agreement.

(b) Buyer grants to Supplier (and its contractors as necessary) a temporary, royalty-free, non-exclusive license to use, reproduce and modify any computer code or materials provided by Buyer pursuant to this Agreement (“Buyer Works”) solely for the performance of the Supplier Services. Supplier acknowledges and agrees that, except to the extent necessary for Supplier to perform the Services under this Agreement, no grant or license (implied or otherwise) under any of Buyer’s Intellectual Property Rights in the Buyer Works, is given or intended under this Agreement.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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19.08 Third Party IP Buyer shall obtain any and all third party licenses for any software and/or materials supplied by Buyer to Supplier, which shall be passed through to Buyer. Buyer acknowledges and agrees that, if applicable to the Services provided under this Agreement, Buyer must enter into a separate license agreement in order to use Windows CE or any other operating system, and Adobe Flash, and that this Agreement grants Buyer no rights thereto. In the event that Buyer supplies materials to Supplier in order for Supplier to perform Services, Buyer will obtain the necessary license rights for the respective third-party licensor to allow for such activity. Buyer and Supplier shall agree in advance on any Third Party IP to be included in the Deliverables and will identify it as such on Exhibit A or in the SOW, which shall also identify whether Buyer is responsible for obtaining the license rights for such IP. For any Third Party IP not so identified, Supplier shall obtain, at no additional cost to Buyer, any and all third party licenses for any software and/or materials supplied by Supplier to Buyer as part of the Deliverables, including all source code necessary for Buyer to use, modify, and distribute the Deliverables.

19.09 ~~Software License~~ Intentionally stricken.

SECTION 20. EMBEDDED SOFTWARE AND OTHER WORKS OF AUTHORSHIP

~~20.01 Embedded Software.~~ Intentionally stricken.

~~20.02 Confidentiality.~~ Intentionally stricken.

~~20.03 Other Works.~~ - Intentionally stricken.

20.04 Subcontractors In each subcontract of the Supplier’s work performed pursuant to the Purchase Order, the Supplier will use its best efforts to obtain for the Buyer all of the rights and Licenses granted to the Buyer under Section 16, Section 19 and Section 20.

~~SECTION 21. CLAIMS OF INFRINGEMENT~~ – Intentionally stricken.

SECTION 21. SOFTWARE DEVELOPMENT/HOSTING/NETWORK TERMS

21.01 Supplier’s Responsibilities.

a) Supplier will provide software and documentation (“Software”) and/or perform the services (“Services”) in conformance to one or more Statements of Work (each an “SOW”) which will be attached or as indicated on the face of the Purchase Order. As applicable and further defined in an SOW or on the face of the Purchase Order,

b) Unless otherwise agreed in a SOW, during the term of each Purchase Order, Supplier will attend monthly review meetings for the purpose of keeping Buyer completely informed about the status of this project.

c) Supplier will use its best efforts to correct any errors or performance problems identified by Buyer during acceptance testing in accordance with the issue resolution and change request process set forth in each SOW.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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21.02 Buyer’s Responsibilities.

a) Unless otherwise agreed in a SOW, Buyer will assign an IT project contact knowledgeable in the requirements of the Deliverables who will work with Supplier on an as-required basis to assist Supplier in understanding Buyer’s requirements, resolving design questions, determining and defining functions and generally being available and responsible for decisions necessary to allow Supplier to provide the Deliverables required hereunder. The IT project contact of Buyer, as necessary, will administer the monthly status meetings attended by Supplier.

b) Unless otherwise agreed in a SOW, Buyer will provide written acceptance of each phase within 30 business days of receipt of that phase’s Deliverables or provide a list of problems or nonconformities to Supplier within that same period.

21.03 Delivery Dates and Timing Where timetables, delivery dates, estimates of resources or the duration of any Services are specified in a SOW or on the face of the Purchase Order, time shall be of the essence in relation to the same and the Supplier shall complete the Services by these dates or such revised dates as may be granted by Buyer in its sole discretion, and the Supplier shall notify the Buyer of any anticipated delay as soon as possible. In the event of a delay caused by Supplier, the Supplier shall pay reasonable costs incurred by Buyer as a result of such delay, subject to the limitation on liability set forth in Section 48 below.

21.04 Changes.

a) Buyer and Supplier acknowledge that modifications and adjustments to the specifications for the Deliverables may become necessary in order to clarify and define these specifications.

b) In the event there is substantial change to the specifications which results in (i) the expansion of the scope of the specifications, (ii) the reduction in the scope of the specifications, Supplier will submit to Buyer a written proposal therefore describing the change to be made and an estimate of the increase or decrease in time required therefore, as the case may be.

(c) If Supplier’s proposal under subparagraph (b) above is acceptable to Buyer, Buyer will issue a new Purchase Order or an amendment to the existing Purchase Order reflecting such modifications to the specifications and adjustment in price. Supplier will not commence any work in connection with such change until Buyer issues such purchase order amendment, and Buyer will not be responsible for any work performed in connection with such change if a purchase order amendment is not issued.

SECTION 22. WARRANTY

22.01 Supplier Warranty Supplier warrants that the goods and services supplied under a PO will be free from Defects for the Warranty Period. Buyer’s sole remedy for a failure of Supplier’s warranty obligation is for Supplier to repair or replace. ‘Repair or replace’ means as the case may be, creating and delivering a software update or patch if related to software, re-doing work if related to services, or replacement of hardware if related to hardware and includes paying for the actual costs of re-manufacture, re-distribution, or re-installation as applicable, whether incurred by Supplier or by Buyer, up to a maximum of five million dollars.

Defect means deviation from the “Functional Requirements” as set forth in the applicable Statement of Work.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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“Warranty Period” means: the time period starting on the date the Goods are delivered to the Buyer (or a third party designated by the Buyer) and expiring two (2) years following the date of first production of a Ford Vehicle containing the Goods. “Ford Vehicle” means a vehicle sold by Ford or its Affiliates.

22.02 Claim for Breach of Warranty The Supplier’s Warranty and any rights of the Buyer to make a claim under it will be effective even if the Buyer has accepted all or a portion of the Goods.

~~SECTION 23. RECALLS AND OTHER FIELD SERVICE ACTIONS~~ – Intentionally stricken.

SECTION 24. INFORMATION PROVIDED TO A GOVERNMENT; SUBSTANCE AND MATERIALS REPORTING AND COMPLIANCE

24.01 Government Submissions Involving the Goods The Supplier will promptly notify the Buyer via e-mail directed to 1TREAD@ford.com if it has provided information to a Government regarding the Goods, including information provided to the U.S. Government in accordance with the following reporting requirements of U.S. law: 49 CFR Part 573 (Defect and Noncompliance Reporting) and 49 CFR Part 579 (Reporting of Information and Communications About Potential Defects).

This e-mail notification will include the following information: the date the notification was provided to a Government, the affected Goods (or components of the Goods, as applicable), and the report type (e.g., for reporting to the U.S. Government, an Early Warning Report or Noncompliance Report).

Upon the request of the Buyer, the Supplier will provide the Buyer (and any Related Company specified by it) with access to and copies of any data, materials or information provided to a Government relating to the Goods, any component or part of the Goods, or any materials or substances used in the Goods or in connection with their production, including any test, manufacturing, field performance or warranty data. The Supplier will provide the information within 10 business days after receipt of the Buyer’s request.

24.02 Government Submissions Involving Derivative Products The Supplier will promptly notify the Buyer, via the method described in Section 24.01, if it has provided information to a Government regarding goods of a comparable or derivative nature to the Goods that the Supplier has supplied to the Buyer or a Related Company, including information provided to the U.S. Government of the type or kind described in Section 24.01. Upon the request of the Buyer, the Supplier will provide the Buyer (and any Related Company specified by the Buyer) with access to and copies of all materials in accordance with Section 24.01.

24.03 Contract Restrictions If the Supplier is restricted by contract, court order or otherwise from disclosing the information to the Buyer, the Supplier will promptly notify the Buyer in a Written Notice. The Buyer and the Supplier will agree on the steps to be taken by the Supplier to obtain the requested information.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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24.04 Substance and Materials Reporting and Compliance

(a) Upon the request of the Buyer or a Related Company of the Buyer, the Supplier will provide it with access to and copies of any data, materials or other information, including any formulas or analyses, that:

(1) Relates to the Goods, their composition, any component or part of the Goods, or any materials or substances used in the Goods or in connection with their production; and

(2) Is needed, as determined by the requestor, to enable compliance with any requirement of a Government (either mandated or voluntarily agreed upon by the Buyer or any of its Related Companies) relating to the hazardous, toxic or other content or nature of the Goods, or the ability to recycle the Goods or any component, part or materials in the Goods.

(b) The Supplier will comply with the Buyer’s requirements relating to the use (or prohibition on use) of certain materials and substances in the Goods (such as Ford’s Restricted Substance Management Standard (RSMS)), and utilize and comply with the Buyer’s reporting processes and requirements relating to any data, materials or other information described in Section 24.04(a) (such as the International Material Data System (IMDS)). See the Environmental Web-Guide.

24.05 Confidentiality The Buyer’s obligations to treat information provided by the Supplier under this Section 24 as confidential are described in Section 17; however, the Buyer’s obligations will not apply to the extent required in order for it or any of its Related Companies to comply with any reporting, certification, or similar requirement of a Government (either mandated or voluntarily agreed upon by the Buyer or any of its Related Companies).

SECTION 25. INDEMNIFICATION OBLIGATIONS OF THE SUPPLIER

25.01 Definitions For purposes of this Section 25, Indemnified Person includes the Buyer, its Related Companies, and their directors, officers, and employees. Litigation Costs includes all costs, damages, losses, claims and expenses (including actual fees for attorneys, experts and consultants, settlement costs and judgments) incurred in defending against a claim under Section 25.02.

~~25.02 Supplier’s Obligations~~ – Intentionally stricken.

25.02 Supplier Indemnification

(a) The Supplier will indemnify and hold an Indemnified Person harmless against:

(i) all Litigation Costs occasioned by, resulting from, or arising out of any claim by a third party for death, personal injury, or property damage which results from: (A) any defect or alleged defect in the Goods supplied by the Supplier, to the extent that such defects are attributable to the Supplier’s design or unauthorized changes by the Supplier to Buyer’s design; (B) any noncompliance or alleged noncompliance by the Supplier with any of its representations, warranties or obligations under a Purchase Order.; or (C) any negligence or fault or alleged negligence or fault of the Supplier in connection with the design or manufacture by the Supplier of the Goods;

(ii) all third party claims of Intellectual Property Rights infringement with respect to all Deliverables made by Supplier under this Agreement

(iii) any breach by Supplier of Section 17

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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(b) In the event of any claims from third parties, Buyer will timely notify Supplier of the claim and turn control of defense over to Supplier. Supplier will have the right to consent to the entry of judgment with respect to, or otherwise settle such claim. Buyer will cooperate and assist Supplier in the defense or settlement of the claim as reasonably requested by Supplier and at Supplier’s expense. However, Supplier will have no such obligation to the extent that any claim is based upon (i) Buyer’s or its agents’ modification of or addition to the Deliverables or combination of the Deliverables with any other product that is not specified in this Agreement, or (ii) Buyer’s failure to obtain any third party licenses as required hereunder, or (iii) unmodified incorporation by Supplier of Buyer’s infringing design; or (iv) compliance by Supplier with instructions, design documentation and/or specifications provided by Buyer where a reasonable person would consider that such claim was specifically, directly, and primarily attributable to such instructions, design documentation and/or specifications. The exclusions from liability for Supplier under this Section 25.02(b) shall not apply for claims that arise solely out of Supplier’s implementation of Buyer’s instructions, design documentation and/or specifications, where such instructions, design documentation or specifications did not specify the mode, method and details of the implementation.

(c) If any Deliverable is held by a court or arbitration panel of competent jurisdiction to infringe and the use of said Deliverable is enjoined, or if Supplier believes that the Deliverable is likely to become the subject of a claim of infringement or to be enjoined, Supplier will have the option, at its expense, (i) to procure for Buyer the right to continue using the Deliverable, or (ii) to replace the Deliverable with non-infringing software (or hardware as the case may be), or (iii) to modify the Deliverable so it becomes non-infringing. All such replacements and/or modifications shall provide Buyer with not less than all of the pre-replacement and pre-modification functionality and reliability.

25.03 Apportionment of Litigation Costs Upon the filing of any third-party claim against an Indemnified Person that is subject to Section 25.02, the Supplier and the Buyer will, in good faith, attempt to reach agreement concerning whether, notwithstanding the provisions of Section 25.02, it is appropriate under the circumstances of the particular case to apportion Litigation Costs between the Supplier and the Buyer.

25.04 Factors to be Considered in Apportionment In determining whether and to what extent Litigation Costs should be apportioned between the Supplier and the Buyer under Section 25.03, all relevant factors should be considered, including the relative strength of the claim, whether the claimant alleges solely that the Indemnified Person is vicariously liable for the Supplier’s fault (or a defect in the Goods for which the Supplier is primarily responsible), and whether any independent fault alleged on the part of an Indemnified Person consists of a mere failure to discover or guard against the Supplier’s negligence or an alleged defect in the Goods. Absent an agreement on apportioning Litigation Costs, the terms of Section 25.02 will apply.

25.05 Work Performed on Premises If the Supplier performs any work on an Indemnified Person’s premises or utilizes the property of an Indemnified Person, whether on or off the Indemnified Person’s premises, the Supplier will indemnify and hold the Indemnified Persons harmless from and against any liability, claims, demands or expenses (including actual fees of attorneys and other professionals) for damages to the property of or injuries (including death) to Indemnified Persons, their employees or any other person arising from or in connection with the Supplier’s performance of work or use of the Indemnified Person’s property, except for such liability, claim, or demand arising out of the sole negligence of an Indemnified Person.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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SECTION 26. TERMINATION FOR CAUSE

26.01 Supplier Breach The Buyer may terminate a Purchase Order, in whole or in part, upon Written Notice to the Supplier if the Supplier fails to comply with any of the requirements of the Purchase Order. If the noncompliance relates to an obligation of the Supplier that is, in the opinion of the Buyer, capable of cure as described in Section 26.02, the Buyer may terminate under this Section 26.01 only if the Supplier has failed to either: (a) timely cure the noncompliance (as described in Section 26.02); or (b) provide the Buyer with adequate assurances of performance acceptable to the Buyer.

26.02 Cure Periods If the Supplier delivers Goods that fail to comply with the requirements of Section 14.01, the cure provisions of Section 14.03 will apply. For all other failures by the Supplier to comply with the requirements of the Purchase Order, the Supplier will have 10 days (or less if commercially reasonable under the circumstances) after the effective date (as described in Section 44.02) of the Buyer’s Written Notice to the Supplier specifying the failure by the Supplier within which to: (a) cure the nonperformance; or (b) provide adequate assurances of performance acceptable to the Buyer.

26.03 Change of Control The Buyer may terminate a Purchase Order, in whole or in part, upon Written Notice to the Supplier, if control of the Supplier changes such that the entity gaining control: (1) is or is controlled by a competitor of Buyer; or (2) is an entity that has materially breached a prior agreement with Buyer or that has been documented by Buyer as having performed poorly under a prior agreement with Buyer; (3) is already a supplier to Buyer with which Buyer has an agreement; or (4) is a competitor of a Supplier with which Buyer has a conflicting agreement. A change of control includes: (a) the sale, lease or exchange of a substantial portion of the Supplier’s assets used for the production of the Goods; (b) the sale or exchange of a controlling interest in the shares of the Supplier; or (c) the execution of a voting or other agreement of control. The Supplier will provide the Buyer with Written Notice of a change of control within 10 days after the change of control has become effective. The Buyer will have 60 days from the date the Written Notice from the Supplier is effective (as described in Section 44.02) within which to notify the Supplier of its decision to terminate the Purchase Order and the effective date of the termination, which will be no sooner than 30 days after the date the Written Notice of termination is effective (as described in Section 44.02).

26.04 Insolvency The Buyer may terminate a Purchase Order, in whole or in part, upon Written Notice to the Supplier, if the Supplier: (a) becomes insolvent; (b) files a voluntary petition in bankruptcy; (c) has an involuntary petition in bankruptcy filed against it; (d) has a receiver, administrator, custodian or trustee appointed over the Supplier or its assets; or (e) executes an assignment for the benefit of its creditors. In each case, the Supplier is liable for all actual costs incurred by the Buyer, including those for attorneys, experts, consultants and other professionals.

26.05 Excusable Delay The Buyer may terminate a Purchase Order, in whole or in part, upon written Notice to the Supplier, as described in Section 40.05.

26.06 Effective Date of Termination Termination under Section 26.01, 26.04, or 26.05 will be effective on the date the Buyer’s Written Notice of termination is effective (as described in Section 44.02), unless the Written Notice specifies another date. Termination under Section 26.03 will be effective on the date specified in the Written Notice of termination.

26.07 Amounts Payable by Buyer upon Termination under Section 26.01 In the event of a termination under Section 26.01, the Buyer will pay the Supplier, subject to Section 11, for:

(a) Any unpaid Goods previously delivered and accepted that fully conform to the requirements of the Purchase Order;

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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(b) Any outstanding balance owed to the Supplier for Buyer-Owned Tooling that fully conforms to the requirements of the Production Tool Order; and

(c) Any outstanding balance for time spent or actual costs, subject to the limitation in Section 27.04, incurred for work-in-process and raw materials that are transferred to Buyer in accordance with Section 31.01(c) if applicable.

26.08 Amounts Payable by Buyer upon Termination under Sections 26.03, 26.04, or 26.05 In the event of a termination under Sections 26.03, 26.04, or 26.05, the Buyer will pay the Supplier, subject to Section 11, for:

(a) Any unpaid Goods previously delivered and accepted that fully conform to the requirements of the Purchase Order;

(b) Any outstanding balance owed to the Supplier for Buyer-Owned Tooling that fully conforms to the requirements of the Production Tool Order;

(c) Undelivered finished Goods that: (1) fully conform to the requirements of the Purchase Order; (2) were produced in accordance with delivery or Release schedules approved by the Buyer and outstanding as of the date the termination was effective (as described in Section 26.06); and (3) are transferred to the Buyer in accordance with Section 31.01(c);

(d) Actual costs incurred by the Supplier in protecting the Buyer’s property pending delivery or return to the Buyer;

(e) Any other costs or allowances that the Buyer, in its sole discretion, may elect to pay; and

(f) Any outstanding balance for time spent or actual costs, subject to the limitation in Section 27.04, incurred for work-in-process and raw materials that are transferred to Buyer in accordance with Section 31.01(c) if applicable.

26.09 Amounts Payable by the Supplier upon Termination under Section 26

Subject to the sublimit specified in Section 22.01, Supplier will be liable for all direct, incidental and consequential losses, costs, and expenses incurred by the Buyer resulting from any failure by the Supplier to comply with any of the requirements of the Purchase Order (even if the Supplier has cured the noncompliance under Section 26.02), or from termination by the Buyer under Section 26.01 or 26.04, and termination under those sections does not relieve the Supplier from this liability. Such liability is limited to a maximum of thirty five million US dollars ($35,000,000)

26.10 Repeated Failures to Comply If the Buyer has determined, in accordance with Section 26.11, that the Supplier has repeatedly failed to comply with the requirements of Section 15.03, Section 34.17, Section 35.03, Section 36, or Section 37.01 or 37.02, the Buyer may, to the extent not prohibited by law, debit the Supplier for an amount not to exceed 15% of the aggregate price paid under all of the outstanding Purchase Orders with the Supplier that gave rise to the repeated failures.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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26.11 Good Faith Determination The Buyer will act in good faith in making its determination under Section 26.10 and will take into account relevant information provided by the Supplier. Any debit made under Section 26.10 is in addition to any other remedy the Buyer may have for any failure by the Supplier to comply with any of its obligations under the Purchase Order.

SECTION 27. OTHER TERMINATION

27.01 Termination

(a) The Buyer may terminate the Purchase Order, in whole or in part, at any time and for any or no reason, upon Written Notice to the Supplier after providing at least sixty (60) days prior written notice during the initial year of the Agreement, and at least thirty (30) days in subsequent years, if any.

(b) The Supplier may terminate or stop work if: (a) Buyer fails to make payments when due and fails to remedy such non-payment within 30 days of receipt of written notice of such failure, during which time, Supplier will participate in good faith in all dispute resolution and governance processes defined in the SOW; or (b) if Supplier is unable to proceed with a material amount of the work that is then required under a Statement of Work or Purchase Order for a period of 30 days due to any material failure or delay on the part of Buyer.

27.02 Effective Date of Termination Termination under this Section 27 will be effective on the date the Written Notice of termination is effective (as described in Section 44.02), unless the Written Notice specifies another date, provided, however, that in all cases Buyer must provide at least sixty (60) days prior written notice for any termination by Buyer hereunder during the initial year of the Agreement, and at least thirty (30) days in subsequent years, if any.

27.03 Amounts Payable to the Supplier In the event of a termination under this Section 27, the Buyer will pay the Supplier, subject to Section 11, for:

(a) Unpaid Goods previously delivered and accepted which fully conform to the requirements of the Purchase Order;

(b) Any outstanding balance owed to the Supplier for Buyer-Owned Tooling that fully conforms to the requirements of the Production Tool Order;

(c) Undelivered finished Goods that: (1) fully conform to the requirements of the Purchase Order; (2) were produced in accordance with delivery or Release schedules approved by the Buyer and outstanding as of the date the termination was effective (as described in Section 27.02); and (3) are transferred to the Buyer in accordance with Section 31.01(c);

(d) Actual costs, subject to the limitation in Section 27.04, incurred for work-in-process and raw materials that: (1) are not damaged or destroyed; (2) were not purchased by a third party with the Buyer’s prior authorization in a Written Notice; (3) cannot be used by the Supplier to produce goods for itself or other customers; and (4) are transferred to the Buyer in accordance with Section 31.01(c);

(e) Actual costs incurred by the Supplier in protecting the Buyer’s property pending delivery or return to the Buyer; and

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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(f) Any other costs or allowances that the Buyer, in its sole discretion, may elect to pay.

27.04 Limitation on Costs The Buyer will be liable for costs under Section 27.03(d) only to the extent any work-in-process and raw materials were acquired to complete quantities to be delivered in accordance with delivery or Release schedules approved by the Buyer and outstanding as of the date the termination was effective (as described in Section 27.02).

SECTION 28. CLAIMS

28.01 Process for Submitting Claims Any claim seeking a payment from the Buyer as the result of termination under Section 26 or Section 27, non-renewal under Section 8.03, or program cancellation under Section 29 must be submitted within 60 days after the effective date of termination, non-renewal, or program cancellation. The claim must include sufficient supporting data to permit the Buyer’s auditors to verify and substantiate the claim. The Buyer (and its designated agents) have the right to examine and audit all pertinent items related to the claim, including books, records, facilities, work-in-process, raw materials and inventory. If necessary, the Supplier may request an extension of the submission deadline, provided that it does so within the 60-day submission period.

28.02 Payment Not a Waiver Any amount paid by the Buyer for the Goods will not be deemed to be a waiver of any breach by the Supplier or any amount otherwise due to the Buyer under the Purchase Order. Waiver by the Buyer of any breach by the Supplier on one occasion will not preclude the Buyer from terminating the Purchase Order for, or constitute a waiver of, any similar breach at another time.

28.03 No Other Liability The Buyer has no liability to the Supplier or any Related Company of the Supplier for lost profits, unabsorbed overhead, capital investment, interest expense, product development and engineering costs, facilities and equipment rental or purchase or rearrangement costs, unamortized depreciation costs, penalties, or general or administrative charges, whether incurred directly or indirectly by the Supplier, any of its Related Companies, or their suppliers, except to the extent provided in Section 26 or Section 27.

SECTION 29. PROGRAM CANCELLATION

29.01 Program Cancellation The Buyer reserves the right to cancel a vehicle, or vehicle-related (e.g., powertrain), program for which the Supplier has been issued a Purchase Order to supply the Goods. The Buyer’s right to do so is in addition to any other termination rights it may have under the Global Terms and Conditions.

29.02 Process for Submitting Claims If, as the result of a cancellation under Section 29.01, the Supplier believes it is entitled to reimbursement of any of its costs, it may submit a claim to the Buyer in accordance with the process specified in Section 28.01. Costs for which the Buyer may consider reimbursement are those specified in Section 27.03.

SECTION 30. POTENTIAL ADJUSTMENT OF SUPPLIER FINANCIAL RESPONSIBILITY

30.01 No Obligation The Buyer has no obligation to compromise a claim or an amount owed to the Buyer arising from a breach by the Supplier.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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30.02 Factors Considered The Buyer may elect to reduce the amount for which the Supplier may otherwise be financially responsible. If the Buyer elects to do so, it will take into account one or more of the following factors:

(a) The extent and timeliness of the cooperation of the Supplier, including the early identification and resolution of any potential or actual nonconformity of the Goods;

(b) The volume of business, tenor, value and length of the relationship with the Supplier;

(c) The extent of the Supplier’s participation in Team Value Management (TVM) initiatives, the Warranty Reduction Program, and other programs of the Buyer;

(d) The financial health of the Supplier; and

(e) Any other factor the Buyer believes to be relevant.

SECTION 31. SUPPLIER’S OBLIGATIONS ON EXPIRATION OR TERMINATION

31.01 Actions by Supplier Upon the expiration or termination of the Purchase Order, the Supplier will:

(a) Take all actions necessary to protect any of the Buyer’s property in the possession of the Supplier or its suppliers and subcontractors;

(b) Cooperate with the Buyer to help avoid production disruptions while the production of the Goods is being resourced to another supplier;

(c) Transfer title and possession of the Goods, Supplier-Owned Tooling, work-in-process and raw materials that the Buyer has agreed to acquire from the Supplier and return Tooling and other property of the Buyer;

(d) Terminate all orders and subcontracts related to work to be performed after the effective date of any expiration or termination; and

(e) Cease all work under the Purchase Order unless directed otherwise by the Buyer.

SECTION 32. AUDIT RIGHTS AND FINANCIAL INFORMATION

32.01 Supplier Records and Facilities If requested by the Buyer, the Supplier will permit the Buyer (which, for purposes of this Section 32.01, includes its authorized representatives) to:

(a) Examine all pertinent documents, data and other information relating to the Goods, Tooling, the Supplier’s obligations under the Purchase Order, any payment made to the Supplier or any claim made by the Supplier;

(b) View any facility or process relating to the Goods or the Purchase Order, including those relating to production quality; and

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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(c) Audit any facility or process to determine compliance with the requirements of the Purchase Order, including those under Section 12, Section 36, and Section 37.

Any examination under this Section 32.01 will be conducted during normal business hours and upon advance Written Notice to the Supplier.

32.02 Subcontractor Records and Facilities If requested by the Buyer, the Supplier will use its best efforts to permit the Buyer to obtain from the subcontractors of, and vendors, to the Supplier the information and permission to conduct the reviews specified in Section 32.01, regardless of any other right the Buyer may have to that information or facilities.

32.03 Supplier Financial Reports If requested by the Buyer, the Supplier will provide to the Buyer’s Purchasing Controller’s Office the most current publicly available Financial Reports: (a) for the Supplier; and, (b) for any Related Company of the Supplier involved in producing, supplying, or financing the Goods or any component part of the Goods. Financial Reports include income statements, balance sheets, cash flow statements and supporting data. The Buyer’s Purchasing Controller’s Office may use Financial Reports provided under this Section 32.03 only to assess the Supplier’s ongoing ability to perform its obligations under the Purchase Order and for no other purpose, unless the Supplier agrees otherwise in writing.

32.04 Time of Disclosure If the Supplier is a publicly traded company, the Supplier will provide Financial Reports to the Buyer under Section 32.03 at the time it is permitted to do so under applicable law and the rules of the appropriate stock exchanges.

32.05 Confidentiality The Buyer’s obligations to treat information provided to its Purchasing Controller’s Office under Section 32.03 as confidential are described in Section 17.

32.06 Records Retention The Supplier will keep all relevant documents, data and other written information for at least 2 years following: (a) in the case of the Goods, the later of the last delivery of the Goods or the date of the final payment to the Supplier under the Purchase Order; and (b) in the case of Tooling, the later of the date of completion of the Production Part Approval Process (PPAP), the date of submission of the Part Submission Warrant (PSW), or the date of final payment. The Buyer may make copies of these materials.

~~SECTION 33. SERVICE PARTS~~ – Intentionally stricken.

~~SECTION 34. TOOLING AND OTHER PROPERTY OF THE BUYER~~ – Intentionally stricken.

~~SECTION 35. SUPPLIER-OWNED TOOLING~~ – Intentionally stricken.

SECTION 36. COMPLIANCE WITH LAWS

36.01 General Obligations The Supplier will comply with all Government Requirements that may apply to the design, production, sale, or distribution of the Goods. A Government Requirement includes any law or requirement of a Government, including those that apply to new motor vehicles in general or specific components installed in them. These requirements include emissions control, safety, hazardous materials, recycling, and end-of-life disposal. A Government Requirement may include specific warranty periods or terms of coverage, or a period of time during which the Buyer may

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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be required to conduct a Field Service Action as defined in Section 23.02. The term Government refers to an entity that claims a right to investigate or regulate the Goods, the vehicles into which the Goods may be installed, the Buyer, the Supplier, or any of their Related Companies. The term Government includes the United States Environmental Protection Agency, the United States National Highway Traffic Safety Administration, and the Commission of the European Union.

36.02 Government Contractors The Supplier will comply with all applicable Government Requirements for Government subcontractors, including, if the Buyer is a U.S. company, the following requirements of U.S. law:

(a) Title 48, Code of Federal Regulations: Section 52-219-8, Utilization of Small Business Concerns; Section 52.225-11, Restrictions on Certain Foreign Purchases; Section 52.222-21, Prohibition of Segregated Facilities; Section 52.222-26, Equal Opportunity; Section 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans; Section 52.222-36, Affirmative Action for Workers With Disabilities; Section 52.222-37 Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans; and Section 52.222-41, Service Contract Act.

(b) Executive Order 13201, Notification of Employee Rights Concerning Payment of Union Dues or Fees, at such time as it may come into effect.

SECTION 37. BASIC WORKING CONDITIONS AND EMPLOYMENT STATUS

37.01 Basic Working Conditions When the Supplier performs work on the Goods or their component parts, the Supplier will not: (a) use forced labor, regardless of its form; (b) employ any person below the age of 15, unless it is part of a Government approved job training, apprenticeship or other program that would be clearly beneficial to its participants; or (c) engage in physically abusive disciplinary practices.

37.02 Subcontractors If the Supplier retains subcontractors to perform work on the Goods or their component parts, the Supplier will use only subcontractors that will adhere to the requirements of Section 37.01. The Supplier will monitor the subcontractor’s compliance.

37.03 Adoption of Code The Buyer has adopted a Code of Basic Working Conditions that includes the requirements of Section 37.01 and other work-place practices. The Code applies to all of the Buyer’s operations. The Code can be found via the Social Responsibility Web-Guide or by contacting the Buyer directly. The Supplier is encouraged to adopt and enforce a similar code of practice and to have its subcontractors do so.

37.04 Certification of Compliance The Supplier represents when it delivers the Goods that it has complied with the requirements of Section 36, Section 37.01 and Section 37.02. The Buyer may retain an independent third party, or request the Supplier to retain one reasonably acceptable to the Buyer, to: (a) audit the Supplier’s compliance with the requirements of Section 37; and (b) provide the Supplier and the Buyer with written certification of the Supplier’s compliance, including areas for potential improvement.

37.05 Cost of Audit The Supplier will bear the cost of any third-party audit and certification under Section 37.04, regardless of which party retained the auditor. The Buyer, at its option, may accept an audit or certification by the Supplier in lieu of a third-party certification.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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37.06 Temporary Assignment of Employees The temporary assignment of employees of one party to the facilities operated by the other party will not affect the status or change the employment relationship of the assigned employees.

SECTION 38. PROTECTION OF SUPPLY

38.01 Notice to the Buyer The Supplier will provide the Buyer with Written Notice (a) at least 30 days in advance of the expiration of any labor contract or (b) concerning any potential labor dispute involving the Supplier that could affect the Buyer’s operations or the supply of the Goods under the Production Purchase Order.

38.02 Plan to Avoid Disruption Upon the Buyer’s request, the Supplier will provide the Buyer with its plan to avoid adversely affecting the Buyer’s operations or to ensure that the Buyer’s requirements for the Goods will be met without disruption for at least a 30-day period after the expiration of the labor contract or the commencement of a labor dispute affecting the Supplier. The Supplier will keep the Buyer informed of any changes to the plan, its implementation and the Supplier’s efforts to resolve the labor dispute. The Buyer’s obligations to treat information provided by the Supplier under this Section 38.02 as confidential are described in Section 17.

SECTION 39. RESOLVING DISPUTES

39.01 Negotiation In the event of a dispute between the parties relating to the Purchase Order, the one raising the matter in dispute will notify the other in a Written Notice describing in sufficient detail the nature of the dispute. Each party will then appoint one or more representatives to resolve the dispute. These representatives will promptly meet and negotiate in good faith to reach a fair and equitable settlement. At the end of 60 days, if no settlement has been reached, either party may end discussions and declare an impasse.

39.02 Mediation If an impasse is declared under Section 39.01, the parties will participate in non-binding mediation by a third-party mediator in good faith. The parties will promptly agree on the mediator and the cost of the mediator will be shared equally. The mediator has 90 days from the date of appointment to help resolve the dispute.

39.03 Arbitration A party may request the other to participate in binding arbitration following the declaration of an impasse under Section 39.01 or the conclusion of mediation under Section 39.02. The request will be made in a Written Notice provided within 30 days following the end of the applicable resolution time period, and the other party must respond within 30 days after receipt of the request. Neither party is required to participate in any arbitration proceeding under this Section 39.03. If both agree to do so, they will participate in good faith and in accordance with applicable requirements of the Dispute Resolution Web-Guide.

39.04 Litigation If the dispute has not been resolved within 60 days after the end of the mediation period specified in Section 39.02, litigation may be initiated, unless the parties agree to arbitration under Section 39.03. In any litigation, the parties agree that the litigation will be filed only in the courts of the country in which the Buyer has its principal place of business, regardless of where the Supplier may be located or the Goods may have been designed, manufactured, sold or delivered, unless the applicable provisions of the Dispute Resolution Web-Guide provide otherwise.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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39.05 Principal Place of Business in the U.S. If the principal place of business of the Buyer is in the United States, each party will, in any litigation brought under Section 39.04:

(a) Irrevocably submit to the exclusive jurisdiction of: (1) the United States District Court for the Eastern District of Michigan, Southern Division in Detroit, as to any claim or proceeding over which it may have jurisdiction; or, (2) the Circuit Court for the County of Oakland, Michigan (6th Circuit – Pontiac) as to all other claims or proceedings;

(b) Expressly waive any objection to venue or jurisdiction, including an objection based on the inconvenience of the forum; and

(c) Not seek or accept any award of punitive, exemplary or multiple damages other than a right to recover them under the indemnification provisions in Section 25.

39.06 Principal Place of Business Outside the U.S. If the principal place of business of the Buyer is outside of the United States, the applicable provisions of the Dispute Resolution Web-Guide may require binding arbitration in place of litigation, and will describe the jurisdiction and venue for any litigation. See the Dispute Resolution Web-Guide.

39.07 Governing Law The Purchase Order will be governed by the laws of the Buyer’s principal place of business without regard to any conflict of laws provisions that might otherwise apply. If the Buyer is located in the United States, its principal place of business will be deemed to be the state of Michigan. The United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.

39.08 Effect on Buyer’s Rights The dispute resolution processes specified in Sections 39.01 through 39.04 are not preconditions to the exercise by the Buyer of any of its rights or remedies under the Purchase Order or applicable law, including its rights under Section 11 or Section 23. The Buyer’s exercise of its rights will not, however, affect either party’s obligations to comply with the requirements of this Section 39.

SECTION 40. EXCUSABLE DELAY

40.01 Excusable Events Neither the Buyer nor the Supplier will be liable for a delay or failure to perform directly due to an Excusable Event. An Excusable Event is a cause or event beyond the reasonable control of a party that is not attributable to its fault or negligence. Excusable Events include fire, flood, earthquake, and other extreme natural events, acts of God, riots, civil disorders, labor problems (including strikes, lockouts, and slowdowns regardless of their lawfulness), and war or acts of terrorism whether or not declared as such by a Government. In every case, other than those relating to labor problems, the failure to perform must be beyond the reasonable control, and not attributable to the fault or negligence, of the party claiming the Excusable Event. Excusable Events also include delays or nonperformance of a subcontractor, agent or supplier of a party only if and only to the extent that the cause or event would be an Excusable Event as defined in this Section 40.01. Excusable Events do not include the failure to comply with applicable law or to take actions reasonably necessary to schedule performance in anticipation of any customs, export-import, or other Government Requirement of which public notice has been given.

40.02 Notice of Excusable Event The party claiming an Excusable Event will provide the other party with Written Notice of its occurrence and its termination as soon as practicable.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

40.03 Work-In-Process In the event of an Excusable Event, the Buyer, at its option, may acquire possession of all finished Goods, work-in-process, and raw materials produced or acquired for the work under the Purchase Order.

40.04 Right to Substitute and Reduce Quantity The Buyer reserves the right to acquire the Goods elsewhere for the duration of the Excusable Event and for a reasonable time afterwards to minimize production disruptions until the Supplier’s facilities are producing the Goods in the quantities required by the Purchase Order or Releases and to reduce accordingly any quantity of Goods ordered under an outstanding Release.

40.05 Right to Terminate The Buyer may terminate a Purchase Order, in whole or in part, upon written Notice to the Supplier if an Excusable Event has occurred resulting in a failure or delay to perform that has lasted for more than 3 consecutive months after the date the Written Notice from the party claiming an Excusable Event is effective (as described in Section 44.02).

SECTION 41. WAIVER OF NONPERFORMANCE

41.01 Waiver of Nonperformance A waiver of nonperformance under the Purchase Order must be in a Written Notice and will apply only to the specific instance addressed in the waiver and to no other past or future nonperformance.

SECTION 42. ASSIGNMENTS

42.01 Assignment of Payment by the Supplier The Supplier may assign its right to receive payment from the Buyer. The Supplier will provide the Buyer with reasonable advance Written Notice of any such assignment. The Buyer will use reasonable efforts to effect payment in accordance with the Supplier’s assignment. The Buyer will have no liability to the Supplier or the party to which the payment has been assigned if the Buyer sends payment to an incorrect party following an assignment.

42.02 Indemnification The Supplier will defend, indemnify and hold the Buyer harmless against any claim of non-payment by the assignee in the event the Buyer made payment to the Supplier after receipt of an assignment notice. Any assignment will not affect the validity or enforceability by the Buyer of any of its rights against the Supplier.

42.03 Assignment by the Buyer The Buyer may assign any benefit or duty under the Purchase Order upon Written Notice to the Supplier.

42.04 Assignment by the Supplier The Supplier may not assign or delegate any of its obligations without obtaining the Buyer’s prior written consent. The Supplier will continue to be liable to the Buyer for the performance of all of its obligations following any assignment or delegation, including one for which the Supplier has not obtained the consent of the Buyer as required by this Section 42.04. Any consent to an assignment does not include consent to any further assignment by the party to which the Supplier has made the assignment.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Version 2.3
December 30, 2009
Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

SECTION 43. CONTINUING OBLIGATIONS; SEVERABILITY

43.01 Continuing Obligations The obligations of the Buyer and the Supplier under the following Sections will survive the expiration, non-renewal or termination of the Purchase Order: 11, 15, 16, 17, 19, 20, 21, 22, 23, 24, 25, 31, 32, 33, 34 and 39.

43.02 Severability Any term or condition that is declared unlawful or unenforceable by a court of competent jurisdiction will not apply. The unenforceability of any such term or condition will not affect the enforceability of any other term or condition.

SECTION 44. WRITTEN NOTICES

44.01 Use of Written Notice A Written Notice is used by the Buyer to provide a required notice or instructions to the Supplier, or to authorize an exception, deviation or waiver of a pre-existing obligation or requirement under the Purchase Order. A Written Notice is also used by the Supplier to provide any notice to the Buyer that is required to be in writing. In the case of the Buyer, any Written Notice is valid only if signed by a representative of the Buyer’s purchasing activity. A Written Notice may be signed manually or electronically.

44.02 How Provided A Written Notice may be provided by: (a) first class mail; (b) courier service; (c) fax; (d) standard e-mail; or (e) the Buyer’s electronic system for communications with its suppliers. A Written Notice using method (a) or (b) is effective as of the date of delivery, and using method (c), (d), or (e) is effective as of the date of transmission.

SECTION 45. NO THIRD-PARTY RIGHTS

45.01 No Third-Party Rights Except as expressly provided in the Global Terms and Conditions, no term, condition or right in or arising under any of the documents or Web-Guides relating to the purchase of the Goods gives or creates any third-party beneficiary rights or any other rights whether in law or equity to any person or entity other than the Buyer, the Supplier and their Related Companies.

SECTION 46. ADVERTISING, PUBLICITY AND NEWS RELEASES

46.01 Advertising All advertising and promotional materials related to the Buyer or the Goods the Supplier sells to the Buyer must be approved in advance in accordance with the Supplier Advertising Web-Guide.

46.02 News Releases All news releases and other forms of publicity related to the Buyer or the Goods the Supplier sells to the Buyer must be approved in advance in accordance with the Supplier News Release & Publicity Web-Guide.

SECTION 47. MISCELLANEOUS MATTERS

47.01 Convenience Only The Table of Contents, Index of Defined or Referenced Terms, headings and captions are provided for convenience only and do not create or affect any substantive rights. Examples are provided for illustrative purposes only.

47.02 Construction No provision may be construed against the Buyer as the drafting party. The term “including” means “including without limitation.” The term “days” means calendar days. The term “document” means a document in paper or electronic form.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

47.03 Controlling Language The English version of the Global Terms and Conditions will apply in the event of any disagreement over any translation.

SECTION 48. LIMITATION OF LIABILITY

48.01 Except as otherwise stated herein in Section 25 – Indemnification Obligations of The Supplier, Supplier’s total liability arising under this Agreement shall be limited to a maximum of thirty five million dollars ($35,000,000).

Authorized Signatures

FORD MOTOR COMPANY	BSQUARE CORPORATION

/s/ Jason Rodriguez	/s/ Brian Crowley
Signature	Signature
Jason Rodriguez	Brian Crowley
Print Name	Print Name
Buyer – Global Purchasing	President & CEO
Title	Title
12/30/09	12/30/09
Date:	Date:

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Version 2.3
December 30, 2009
Ford-BSquare	SYNC Gen 2 Hardware Design & Systems Integration Services	Confidential

EXHIBIT A

BSQUARE RETAINED WORKS & THIRD PARTY IP

Retained Works – The following are Retained Works of Bsquare pursuant to the Agreement:

•	All “BSQUARE CODE” as that term is defined in the Adobe Flash Distribution Agreement (the “Adobe Agreement”)

Third Party IP – The following are Third Party IP pursuant to the terms of the Agreement.

•	All “Software” as that term is defined in and as licensed pursuant to the Flash Distribution License Agreement signed by Buyer.

Unless subsequently agreed to in a written and signed amendment or superseding agreement, defined terms referenced in this Exhibit included only the definitions as they existed on the Effective Date of this Agreement.

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

Ford SYNC System Gen2 – Applications and System Integration

Statement of Work

Rev. 2.3

December 30, 2009

Submitted by:

BSQUARE Corporation

110 110th Avenue NE, Suite 200

Bellevue, WA 98004

(425) 519-5900 (Voice)

(425) 519-5999 (Fax)

To:

Ford Motor Company

20300 Rotunda Drive

BUILDING #5

Dearborn, MI 48124

Attn: ***

Telephone #: ***

Email: ***

Copyright Notice

©2002-2009 BSQUARE Corporation – Confidential Data

IMPORTANT: This document is intended only for the use of the individual or entity to which it is addressed, and contains information that is confidential and proprietary. If the reader of this document is not the intended recipient, or the employee or agent responsible for delivering the document to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this document is strictly prohibited. If you have received this document in error, please notify the sender immediately and return the original document. BSQUARE is a registered trademark of BSQUARE Corporation and other marks are the property of the respective owners.

BSQUARE Confidential	Page 1 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Revision History

Revision	Date	By	Purpose
0.2	***	Darrell Wasill	Draft revision
0.3	***	Darrell Wasill	Meeting feedback
0.4	***	Darrell Wasill	Significant update to section V
0.5	***	Darrell Wasill	Addition of QA activities
1.0	***	Darrell Wasill	Refinement of QA, ***
1.1	***	Darrell Wasill	Incorporation of comments from Ford cursory review
1.2	***	Darrell Wasill, Carey Butler	Add draft reference and legal disclaimer in preparation for Ford initial review. Incorporate C. Butler redlines.
1.3	***	Darrell Wasill, Martin Hernandez	Incorporate QA update
1.4	***	Darrell Wasill	Highlight changes from estimate, update references from estimate, add QA assumptions.
1.5	***	Darrell Wasill	Incorporate Ford Feedback
1.6	***	Darrell Wasill	Incorporate final review remarks and comments
1.7	***	Dean Starr	***
1.8	***	Mounir Hider	Revised by Ford to update acceptance criteria and to include comments to bring SOW up to current project understanding
1.9	***	Nicholas Hargreaves	•Updated IV – Project Activities to reflect current scope. •Updated IX – Cost Estimate to reflect current scope. •Updated C – Project Assumptions: *** •Removed *** Exclusion.
2.0	***	Nicholas Hargreaves	•Incorporate agreed upon COS cost updates
2.1	***	Nicholas Hargreaves	•Incorporated *** Activities •Moved *** Cost to Expense
2.2	***	Darrell Wasill, Nicholas Hargreaves	•*** •Milestone payment addition •*** •Update of Costs and Expense
2.2b	***	Darrell Wasill, Martin Hernandez	•Capture updated *** test development costs after spec receipt.
2.2c	***	Darrell Wasill, Tim Harrington	***
2.3	***	Darrell Wasill	***
2.3	***	Tim Harrington	Update Estimate Tables
2.3	***	Darrell Wasill	Incorporate Ford comments to Table 2 Fix heading number and Acceptance Criteria Cross References
2.3	***	Darrell Wasill	Updated *** deliverables and timeline

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Reference Documents

The following documents were used in the creation of this SOW.

	Document	Description
1	***	Ford’s Overview of functional requirements for the ***
2	*** ***	BSQUARE’s Detailed Estimate and response to the bid ***
3	***	Ford timeline of ***
4	***	Ford Engineering Specification ***
5	***	Ford’s document describing the requirements for ***
6	***	BSQUARE SOW for HW and BSP ***
7	Master Spec List ***	Referenced Specification List defining basis for SOW scope.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

I.	Definitions

The following table lists terms used in this document.

Table 1. Definitions

Term	Description
BSQUARE	BSQUARE Corporation, also referenced as ‘Company A’ and “System Integrator’
COMPANY	Ford Motor Company
Acceptance Period	The period set forth in Section IX, Acceptance Process, Table 3, that COMPANY has to accept or reject each deliverable made under this Statement of Work.
Adapt	BSQUARE will adapt existing BSQUARE-owned software to the target hardware.
Agreement	The SYNC Generation 2 Hardware Design and Systems Integration Services Global Terms and Conditions entered into by the parties, to which this Exhibit A is incorporated.
BOM	Bill of Materials
BSP	Board Support Package, the work encompassing the software required to enable an Operating System on a hardware platform.
CE	Microsoft Windows CE
COS	Change of Scope.
Code Complete	Milestone at which all features from the specification have been implemented and the Deliverable is ready for a complete QA test pass.
CR	Change request
Device	For purposes of this Statement of Work, Device shall mean the ***
Develop	BSQUARE will develop new software.
FTE	Full Time Equivalent
Functional Requirements	Functional Requirements” means the specifications set forth in Addendum A-3 to this SOW, including the referenced versions of each document ID, ***. A deviation from the Functional Requirements shall mean, with respect to a particular requirement, that it does not meet the acceptance criteria and levels of quality as set forth in Section VIII of this Statement of Work.
HW	Hardware
Integrate	BSQUARE will integrate existing software owned by the COMPANY or a third-party.
Modify	BSQUARE will modify existing software owned by the COMPANY or a third-party
OS	Operating System
PCB	Printed Circuit Board
PM	Program Manager
Project Software	Middleware and user facing applications.
QA	Quality Assurance
***	***
***	***
***	***
***	***
***	***
SOW	Statement of Work
SW	Software
SYNC Device	***
System Integrator	***
VMCU	***
Windows© OS	***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

II.	Project Description

SYNC is a voice-activated hands-free, in-car communications and entertainment system that integrates user’s mobile phone and digital media player into the vehicle cabin. Ford and Microsoft worked closely to design and engineer Ford’s SYNC ***, which is based on state-of-the art Microsoft Auto software. Ford further developed and customized this technology to deliver in-car solutions that help drivers conveniently and reliably enjoy digital entertainment and communications while on the road. With the introduction of SYNC, Ford, Lincoln and Mercury are proud to be the first and only automotive brands to market this product in North America.

This Statement of Work (SOW) and related documentation describe a ***

III.	Project Key Deliverables

A.	Ford Deliverables

i.	Detailed project requirements document jointly developed with BSQUARE.

ii.	Ford *** Engineering Specification.

iii.	***

iv.	***

v.	Software tools ***

vi.	Direct access to Ford technical personnel for SYNC related technical details.

vii.	Any additional product related information required throughout the duration of the project.

viii.	*** Hardware platforms, BSP and supporting applications***

ix.	Third Party Applications *** that are not the responsibility of the System Integrator.

x.	***

xi.	Applicable source code***

B.	BSQUARE Deliverables

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

vii.	***

viii.	***[1]

ix.	***

x.	***

xi.	***

xii.	***

xiii.	***

xiv.	***

xv.	***

xvi.	***

[1]

The *** deliverables are specifically excluded from this Statement of Work due to specification changes. Completion and delivery of the *** related deliverables will be added to this Statement of Work as a Change of Scope.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

IV.	Project Timeline Overview

The dates provided in the following table are based on the Assumptions and External Dependencies defined in Section VI, Assumptions and External Dependencies of this Statement of Work and are subject to change in the event of a Change of Scope event as described in Section VII.E, Change of Scope. ***

In the table below, BSQUARE will refer to the Bellevue office of BSQUARE, unless otherwise noted. All FORD deliveries will be made to the BSQUARE office in Bellevue, Washington unless otherwise noted. All BSQUARE deliverables will be made to FORD in Dearborn, Michigan.

For details of the Deliverables in the table below, see Section V, Project Activities and Deliverables.

Table 2. Estimated Deliverables Timelines

	Responsible Party	Deliverables	Target Date
1	BSQUARE	Project Start	***
2	BSQUARE, FORD	Interim Service Order Signed	***
3	BSQUARE, Ford	Requirements Capture Phase	***
4	BSQUARE	***	***
5	FORD	***	***
6	BSQUARE	***	***
7	FORD	***	***
8	BSQUARE, FORD	Agreement Signed	***
9	BSQUARE	***	***
10	BSQUARE	***	***
11	BSQUARE	***	***
12	BSQUARE	***	***
13	BSQUARE	***	***
13	BSQUARE	***	***
14	BSQUARE	***	***
15	BSQUARE	***	***
16	BSQUARE	***	***
17	BSQUARE	***	***
18	BSQUARE	***	***
19	BSQUARE	***	***
20	BSQUARE	***	***
21	BSQUARE	***	***

***

Figure 1. SYNC *** Timing ***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

V.	Project Activities and Deliverables

Program management, engineering management, vendor management, build, and configuration management occur throughout the project.

A.	***

i.	Prerequisites required for ***

1.	***

2.	***

ii.	FORD deliverables required for ***

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Timeline Overview.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

iii.	*** Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

a.	*** - BSQUARE will Develop new code

b.	*** - BSQUARE will Develop new code

c.	*** - BSQUARE will Develop new code

d.	*** - BSQUARE will Develop new code

e.	*** - BSQUARE will Develop new code

2.	*** - BSQUARE will Develop new code

3.	*** - BSQUARE will Develop new code

4.	*** - BSQUARE will Develop new code

5.	*** - BSQUARE will Develop new code

6.	*** - BSQUARE will Develop new code.

7.	*** - BSQUARE will Develop new code.

8.	*** - BSQUARE will Develop new code

9.	*** - BSQUARE will Develop new code ***

10.	*** - BSQUARE will Develop new code

11.	*** - BSQUARE will Integrate existing code

12.	***

a.	*** - BSQUARE will Develop new code

b.	*** - BSQUARE will Develop new code

c.	*** - BSQUARE will Integrate existing code

d.	*** - BSQUARE will Develop new code

e.	*** - BSQUARE will Develop new code

f.	*** - BSQUARE will Develop new code

g.	*** - BSQUARE will Develop new code

13.	Installation - BSQUARE will Integrate existing code

a.	General ***

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b.	*** (May require code development)

c.	OS update

iv.	BSQUARE Deliverables ***

1.	Source code/resources for all applications ***

2.	Docs/Specs for each component built by BSQR

3.	***

B.	SYNC Applications

i.	Prerequisites required for SYNC Applications

1.	***

2.	***

3.	***

4.	***

5.	***

ii.	FORD deliverables required for SYNC Applications

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Timeline Overview.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

11.	***

12.	***

13.	***

14.	***

15.	***

16.	***

17.	***

18.	***

19.	***

20.	***

21.	***

22.	***

iii.	SYNC Applications Activities

BSQUARE will perform the following activities in this phase of the project.

1.	*** - BSQUARE will Develop new code

2.	*** - BSQUARE will Develop new code

3.	*** - BSQUARE will Develop new code

4.	*** - BSQUARE will Develop new code

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

5.	*** - BSQUARE will Develop new code

6.	*** - BSQUARE will Develop new code

a.	***

b.	***
7.	*** - BSQUARE will Integrate 3rd Party software

a.	***

b.	***
8.	*** - BSQUARE will Develop new code

9.	*** - BSQUARE will Integrate 3rd Party software

a.	***

b.	***
10.	Settings - BSQUARE will Develop new code

11.	*** - BSQUARE will Develop new code

a.	***

b.	***
12.	*** - BSQUARE will Integrate 3rd Party software

a.	***

b.	***
13.	*** - BSQUARE will Develop new code

14.	*** - BSQUARE will Develop new code

15.	*** - BSQUARE will Develop new code

16.	*** - BSQUARE will Develop new code

17.	*** - BSQUARE will Develop new code

18.	*** - BSQUARE will Develop new code

19.	*** - BSQUARE will Develop new code

20.	*** - BSQUARE will Develop new code

21.	*** - BSQUARE will Develop new code

22.	*** - BSQUARE will Develop new code

23.	*** - BSQUARE will Develop new code

iv.	BSQUARE Deliverables from SYNC Application Activities

1.	***

2.	***

3.	***

C.	*** Development

i.	Prerequisites required ***

1.	***

ii.	FORD deliverables required ***

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Overview.

1.	*** specs

2.	***

3.	***

4.	***

iii.	***Development Activities

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

BSQUARE will perform the following activities in this phase of the project.

1.	*** - BSQUARE will Develop new code

2.	*** - BSQUARE will Develop new code

3.	*** - BSQUARE will Develop new code

4.	*** - BSQUARE will Develop new code

5.	*** - BSQUARE will Develop new code

6.	*** - BSQUARE will Develop new code

7.	*** - BSQUARE will Develop new code

8.	*** - BSQUARE will Develop new code

9.	*** - BSQUARE will Develop new code

10.	*** - BSQUARE will Develop new code

11.	*** - BSQUARE will Develop new code

12.	*** - BSQUARE will Develop new code

13.	*** - BSQUARE will Develop new code

14.	*** - BSQUARE will Develop new code

15.	*** - BSQUARE will Develop new code

16.	*** - BSQUARE will Develop new code

17.	*** - BSQUARE will Develop new code

18.	*** - BSQUARE will Develop new code

19.	*** - BSQUARE will Develop new code

20.	*** - BSQUARE will Develop new code

21.	*** - BSQUARE will Develop new code

22.	***

iv.	BSQUARE Deliverables from *** Development

1.	Specifications/Developer Guidelines***

2.	***

3.	***

4.	***

5.	***

D.	***

i.	Prerequisites required ***

1.	***

2.	***

ii.	FORD deliverables required ***

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Timeline Overview.

1.	***

iii.	*** Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	*** - BSQUARE will Develop new code.

iv.	***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

BSQUARE Deliverables from ***

1.	***

E.	***

i.	***

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

  ***

  ***

  ***

  ***

F.	***

i.	Prerequisites required ***

1.	***

2.	***

ii.	FORD deliverables required ***

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Timeline Overview.

1.	***

2.	***

iii.	*** Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

iv.	BSQUARE Deliverables ***

1.	***

2.	***

G.	Quality Assurance

i.	Prerequisites required for Quality Assurance Activities

1.	***

2.	***

3.	***

4.	***

ii.	FORD deliverables required for Quality Assurance Activities

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Timeline Overview.

1.	***

2.	***

3.	***

iii.	Quality Assurance Activities

BSQUARE will perform the following activities in this phase of the project.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

2.	***

a.	***

3.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

h.	***

i.	***

j.	***

k.	***

l.	***

m.	***

n.	***

o.	***

p.	***

q.	***

r.	***

s.	***

t.	***

u.	***

v.	***

4.	***

a.	***

5.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

h.	***

i.	***

j.	***

6.	***

a.	***

b.	***

c.	***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

d.	***

e.	***

7.	General System Testing

a.	*** Testing

b.	*** Testing

8.	*** testing

a.	***

9.	***

a.	*** testing

b.	***

10.	***

a.	***

11.	***

a.	***

iv.	BSQUARE Deliverables from Quality Assurance Activities

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

H.	Project Documentation

i.	Prerequisites required for Project Documentation

1.	*** document

2.	High level Project timeline and schedule for completion

ii.	FORD deliverables required for Project Documentation

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section V, Timeline Overview.

1.	***

2.	Access to and support from project personnel in defining specifications of the system

iii.	Project Documentation Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

iv.	BSQUARE Deliverables from Project Documentation

1.	Final documents in Ford format

I.	Build

i.	Prerequisites required for Build Activities

1.	***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

2.	***

ii.	FORD deliverables required for Build Activities

FORD will be responsible for delivery of the following to BSQUARE per the timeline in Section III, Project Timeline Overview.

1.	***

iii.	Build Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

4.	***

iv.	BSQUARE Deliverables from Build Activities

1.	***

2.	***

J.	***

i.	***

ii.	***

1.	***

2.	***

iii.	***

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

iv.	***

1.	***

2.	***

VI.	Assumptions and External Dependencies

In preparing the fee quote and planning the project schedule and Deliverables, BSQUARE is dependent upon schedules and deliverables that are beyond the control of BSQUARE. The assumptions and dependencies upon which the quote and schedule are based are documented here and include Project Delays, Specification Changes, Project Assumptions and Project Exclusions.

A.	Project Delays

The fee quoted to FORD for performance of the work under this Statement of Work assumes that all deliverables provided by FORD or any third-party contracted by FORD, including hardware, software, design documentation, and any written instructions, will be delivered to BSQUARE per the schedule in Section IV, Project Timeline Overview and will be complete, accurate, and fully functional. Work performed by BSQUARE that is affected by late, incomplete, inaccurate, or non-functional FORD deliverables as described in Section V, Project Activities and Deliverables may result in a day-for-day slip in the project schedule and/or may be subject to a Change of Scope (“COS”), as defined in Subsection E of this section.

If delays as described heretofore do occur, BSQUARE will make reasonable efforts to reassign the project team members to other areas of the project in order to keep the project on schedule. If BSQUARE is unable to do so, there will be a day-for-day slip in the project schedule and the provisions of Subsection E, Change of Scope, of this section shall apply.

BSQUARE Confidential	Page 14 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

B.	Specification Changes

Any changes or additions, including changes to the hardware and system requirements or to the Deliverables described in Section V, Project Activities and Deliverables shall be evaluated by BSQUARE on a case-by-case basis, and may be determined to be outside of the scope of this Statement of Work. In such case the provisions of Subsection E, Change of Scope, of this section shall apply.

C.	Project Assumptions

The fee quoted to FORD for performance of the work under this Statement of Work assumes that all of the following Assumptions will either occur or will be accurate, as stated below:

i.	General Assumptions

1.	The project price does not include any ***

2.	***

3.	***

4.	This estimate is based upon All 3rd party dependencies will be delivered in a timely matter in order for BSQUARE to complete the applications on schedule. These include documentation and defect remediation necessary to complete the applications.

5.	All final 3rd party software deliverables have been tested and are of production quality. BSQUARE will provide issue identification and triage to appropriate 3rd party during initial integration milestones.

6.	The travel estimate is a level of support anticipated on the project and is quoted at rates assuming a reasonable booking lead time. BSQUARE will make all reasonable efforts to minimize travel costs but market conditions, time and duration of travel may dramatically affect flight costs.

ii.	Hardware-Specific Assumptions

1.	None.

iii.	Software-Specific Assumptions

1.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

h.	***

i.	***

2.	Applications

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

3.	***

a.	***

b.	***

c.	***

d.	***

4.	***

BSQUARE Confidential	Page 15 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

a.	***

b.	***

c.	***

d.	***

e.	***

5.	QA

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

h.	***

i.	***

j.	***

If project assumptions either do not occur or prove to be inaccurate the provisions of Subsection E, Change of Scope, of this section shall apply.

D.	Project Exclusions

The fee quoted to FORD for performance of the work under this Statement of Work assumes that all of the following Exclusions will apply:

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

vii.	***

viii.	***

ix.	***

x.	***

xi.	***

xii.	***

xiii.	***

xiv.	***

xv.	***

xvi.	***

xvii.	***

1.	***

2.	***

3.	***

4.	***

a.	***

b.	***

5.	***

a.	***

b.	***

BSQUARE Confidential	Page 16 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

c.	***

d.	***

e.	***

f.	***

g.	***

h.	***

i.	***

j.	***

6.	***

7.	***

8.	***

E.	Change of Scope

The occurrence of any of the following events which results in a change (that BSQUARE deems, in its sole discretion, to be a significant change) in the work as described in this Statement of Work will result in a COS:

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

If any of the above occurs, BSQUARE will provide to FORD a COS form (attached as Addendum A-1) that will detail the following:

1.	Additions and/or reductions in the scope of work

2.	Net change in the fees charged for the work.

3.	Net change in the schedule of BSQUARE Deliverables

FORD shall have *** from its receipt of the COS in which to provide its written acceptance of the proposed COS. If FORD does not accept the proposed COS within *** from the receipt of the COS, BSQUARE will continue the work as defined in this Statement of Work. ***

F.	Rules of the Road & Third Party Dependencies.

In the course of negotiating the Agreement and this SOW, Ford and BSQUARE reached agreement on certain “rules of the road” that would apply to this project, which are attached as Addendum A-4 to this SOW, and incorporated herein by this reference.

VII.	Third-Party Product Licenses

The following third-party product licenses are required for the work under this Statement of Work:

A.	***

***

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

vii.	***

viii.	***

ix.	***

BSQUARE Confidential	Page 17 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

x.	***

xi.	***

xii.	***

xiii.	***

B.	***

***

i.	***

ii.	***

VIII.	Communication

During the project, BSQUARE will provide FORD with regular status reports.

Phone meetings will be scheduled. During this meeting, BSQUARE and FORD will discuss the status of the projects and current issues.

IX.	Acceptance Process

The following Acceptance Period, Acceptance Criteria, and Software Levels of Quality apply to the BSQUARE deliverables as described in Section V, Project Activities and Deliverables of this Statement of Work.

A.	Acceptance Period

***

***

i.	***

ii.	***

1.	***

***

2.	***

B.	Acceptance Criteria and Levels of Quality

Table 3 describes the acceptance criteria and quality level for each of the deliverables listed in Section V, Project Activities and Deliverables.

Table 3. Acceptance Criteria and Levels of Quality

ID	BSQUARE Deliverable	Section	Acceptance Criteria	Acceptance Period	Levels of Quality	Acceptance Period Following Remediation
1	***	***	***	***	***	***
2	***	***	***	***	***	***
3	***	***	***	***	***	***
4	***	***	***	***	***	***
5	***	***	***	***	***	***
6	***	***	***	***	***	***
7	***	***	***	***	***	***
8	***	***	***	***	***	***
9	***	***	***	***	***	***
10	***	***	***	***	***	***
11	***	***	***	***	***	***
12	***	***	***	***	***	***
13	***	***	***	***	***	***
14	***	***	***	***	***	***
15	***	***	***	***	***	***

BSQUARE Confidential	Page 18 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ID	BSQUARE Deliverable	Section	Acceptance Criteria	Acceptance Period	Levels of Quality	Acceptance Period Following Remediation
16	***	***	***	***	***	***
17	***	***	***	***	***	***
18	***	***	***	***	***	***

Only defects contained in BSQUARE deliverables will be counted in the Acceptance Criteria; however, if there are defects attributable to FORD or a third party, BSQUARE will work to remediate the defect provided such additional work is covered by a change of scope. If BSQUARE receives no notification by the end of the Acceptance Period or the Remediation Acceptance Period as outlined in Table 3 above, FORD shall be deemed to have accepted the BSQUARE deliverable as of the date of the last day of the Acceptance Period or Remediation Acceptance Period for the BSQUARE deliverable.

***

Ford has the right to prioritize issues as they see fit throughout the course of the project. Issues shall be closed in the order prioritized until the allowed number of issues is reached or project time expires. All deviations from prioritized issues resolution order shall be approved by Ford.

C.	Software Levels of Quality

BSQUARE supports several levels of software quality. ***

***

1.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

2.	***

a.	***

b.	***

c.	***

d.	***

3.	***

a.	***

b.	***

c.	***

4.	***

a.	***

b.	***

c.	***

d.	***

D.	Severity Levels of Defects

Severity describes the impact that the defect has on the acceptance of the final product:

1.	***

•	***

•	***

2.	***

•	***

•	***

3.	***

BSQUARE Confidential	Page 19 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

•	***

•	***

4.	***

•	***

•	***

•	***

5.	***

•	***

•	***

E.	Third-Party Software and Hardware

***

***

***

X.	Costs

***

***

Notes:

1)	BSQUARE/Ford negotiated concession amount. *** The email agreement did not allocate the concession between the two projects. This concession amount represents a simple prorated allocation of the concession amount between the two projects based on the project as a percentage of the combined projects. No other agreement is intended or implied by this prorated allocation.

2)	On *** BSQUARE and Ford agreed to certain changes of scope as outlined in the Project Costs table above and in the Materials/Services table below. ***

3)	As part of the above referenced Bsquare/Ford concessions, the parties agreed that there are no claims for delay of the project for work that has been performed by Bsquare up through the date the Agreement and these SOW’s are finalized.

***

***

Ford will pay BSQUARE an additional $*** upon successful completion of each of the following 3 milestones described in Project Timeline to the SOW, totaling an additional $*** of payments. (i.e. each successful completion will result in Ford paying BSQUARE $***).

(1)	Test Pass 1 – ***

(2)	Test Pass 2 – ***

(3)	Test Pass 3 – ***

***

The parties expressly agree that the timing and cost of the overall project may change depending on the occurrence of various conditions included but not limited to those described in Section VI, Assumptions and External Dependencies.

BSQUARE Confidential	Page 20 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Addendum A-1

Change of Scope

BSQUARE Confidential	Page 21 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Change of Scope

BSQUARE Corporation

110 110th Ave. NE, Suite 200, Bellevue, WA 98004-5840

Project Code	Customer	Project Name	COS #	Date

Change Request Information – Completed by Preparer or Requestor
Preparer:		Requestor (if different):
Request Type:	☐ Customer Request	☐ Internal Request	☐ Other (Describe):

Request Priority:	☐ Optional	☐ Desirable	☐ Mandatory
COS Short Name:		Related COS #s:
COS Description:

Estimate for COS – Completed by BSQUARE Program Manager
Estimator:
Est Start Date for COS:		Est Complete Date:
Est Hours for COS:		Est Cost Impact ($):
Est Schedule Impact (days):		New Project Total ($):
Impact on Deliverables:
Agreement Name:
Agreement Amendments:

Customer Disposition – Completed by Customer Program Manager or Sponsor
Approval (Check One):	☐ Approve	☐ Disapprove	☐ Defer Until:

Name (Print):	Signature:	Date:

Final Signatures – Completed by BSQUARE

BSQUARE Program Manager (Print):	Signature:	Date:

BSQUARE Vice President (Print):	Signature:	Date:

BSQUARE Authorized Officer (Print):	Signature:	Date:

Note: Customer agrees that this change request is an addendum to the existing Agreement with BSQUARE, and all terms and conditions are still in effect in accordance with this change. BSQUARE agrees to the changes reflected in this COS document subject to its assumption that the individual who signs this COS on behalf of the customer has the authority to bind the customer to the terms of this COS.

BSQUARE Confidential	Page 22 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Acceptance / Rejection Certificate

Client:	Project Name:	Agreement:

Preparer:		Date Submitted:

Section 1: To be Completed by Preparer or Requestor

Deliverable Name:		Date Delivered:

Deliverable Description (Reference section in Statement of Work as appropriate):

BSQUARE Assessment of Compliance with Acceptance Criteria:

Outstanding Action Items Remaining:

Section 2: Client Assessment of Non-Compliance with Acceptance Criteria:

Use this section to describe non-compliance with Acceptance Criteria:

Section 3: Client Acceptance or Rejection of Deliverable

☐ Accept Deliverable		☐ Reject Deliverable

Section 4: Signatures

BSQUARE believes the referenced Deliverable / Milestone has been completed in accordance with the Acceptance Criteria agreed between BSQUARE and FORD. If this document is not returned to the BSQUARE Project Manager within #5 working days with signature or comments, the deliverable will be considered accepted. Once accepted, by signature or by default, future changes to this deliverable must be requested through a formal Change of Scope Request.

Client Name (Print):	Signature:	Date:

BSQUARE Program Manager (Print):	Signature:	Date:

BSQUARE Vice President (Print):	Signature:	Date:

BSQUARE Confidential	Page 23 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ADDENDUM A-3

Extracted from: Master Spec List v2.32.xls

The specifications provided in this Addendum are included for scope clarification. In the event of a discrepancy between a written specification in this Addendum and any term or specification in the SOW, this Addendum A-3 shall take precedence.

ID	Specification Name	Version in 2.32

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BSQUARE Confidential	Page 24 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

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***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BSQUARE Confidential	Page 25 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***	***	***

***	***	***

***	***	***
***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BSQUARE Confidential	Page 26 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BSQUARE Confidential	Page 27 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BSQUARE Confidential	Page 28 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BSQUARE Confidential	Page 29 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ADDENDUM A-4

Ford and BSQUARE have agreed to the following Rules of the Road.

1.	Version 2.3 of this Statement of Work represents the agreed upon requirements and scope of work to be performed by BSQUARE under this project. The total project cost for the work performed under this SOW shall not exceed $***, which is the total cost from table 4 of Section X above, unless otherwise provided for as a result of items 1.a) through 1.c) or e) below in this Addendum A-4. This total project cost amount does not include materials/services (aka rebillables) which are above the total project cost amount and both parties agree that the rebillable amounts, currently estimated at $***, are not fixed. For clarity, the parties understand that the Ford Resident Staff amounts in the total project cost in Table 4 are being invoiced as rebillables.

a)	If Ford requests a change of scope beyond that agreed upon in SOW v2.3, Ford is responsible for the additional cost.

b)	If Ford misses, or is late with, a deliverable, or the deliverable is not of sufficient quality, and any of these conditions cause BSQUARE to expend extra effort, Ford is responsible for the additional cost.

c)

If a 3rd party misses, or is late with, a deliverable, or the deliverable is not of sufficient quality, and any of these conditions cause BSQUARE to expend extra effort, Ford will be responsible for the extra cost to BSQUARE. BSQUARE will assist Ford in identifying the root cause such that Ford may pursue the 3rd party for the overruns

d)	If BSQUARE asks for a change of scope due to a BSQUARE error or omission, Ford will not be responsible for any increase in BSQUARE hours.

e)	In the event the root cause for the error or omission identified in 1.d) above, is the result of an error or omission by any party other than BSQUARE (i.e. Ford’s or a third party’s), BSQUARE will be reimbursed for all hours expended or engaged to remedy the issue or discover the root cause.

2.	BSQUARE will be responsible for increases in project hours assumed in SOW v2.3 that are not due to the items identified in sections 1.a) through 1.c) or 1.e) above (i.e. if BSQUARE misestimated a task in SOW v2.3 that ends up taking longer than anticipated and the overrun wasn’t caused by Ford or a third-party, BSQUARE will not bill Ford for the additional hours incurred).

3.	If a scope change is identified resulting from Items 1.a) through 1.c) and Item 1.e), regardless of whether BSQUARE has previously performed work, the parties will enter into a Change of Scope (COS) to identify the tasks involved in the COS. Unless otherwise agreed to by the parties, COS shall be invoiced by BSQUARE on a fixed price basis. Each individual COS shall contain a separate line item for materials/rebillables and one for labor costs. If the COS is approved by Ford, Buyer will issue a P.O.

Ford and BSQUARE also agree that the table below includes, to the best of both parties’ knowledge, all of the remaining Ford and third party deliverables and other dependencies relevant to BSQUARE’s work hereunder, as of the date of this SOW. This schedule does not include items already delivered to BSQUARE as of the date of this SOW, nor does it include any additional items that may be required as a result of a Change of Scope. BSQUARE shall not be responsible for any delays, costs, or damages associated with any deviations or failures by Ford and/or a third party to meet the requirements of the table below. If BSQUARE causes any delay resulting in increased costs, BSQUARE’s responsibility for such costs shall be in accordance with the terms of the Agreement.

Vendor	Description of the Deliverable	BSQUARE Gated Deliverable?	Final Delivery Date Expected from Vendor to Bsquare	Required Quality	Comment as of ***
***	***	No	***	***
***	***	No	***	***	***

BSQUARE Confidential	Page 30 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***	***	No	***	***
***	***	No	***	***	***
***	***	No	***	***	***
***	***	No	***	***
***	***	No	***	***
***	***	No	***	***
***	***	No	***	***
***	***	No	***	***	***
***	***	No	***	***
***	***	No	***	***	***
***	***	No	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	No	***	***	***
***	***	***	***	***

***

Ford and BSQUARE have also agreed that as of the date of this SOW, there are no claims pending against BSQUARE for any delays of the project for work that has been performed by Bsquare up through the date the Agreement and these SOW’s are finalized.

BSQUARE Confidential	Page 31 of 31

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

Ford SYNC System Gen2 – Hardware and BSP

Statement of Work

Rev. 2.3

December 30, 2009

Submitted by:

BSQUARE Corporation

110 110th Avenue NE, Suite 200

Bellevue, WA 98004

(425) 519-5900 (Voice)

(425) 519-5999 (Fax)

To:

Ford Motor Company

20300 Rotunda Drive

BUILDING #5

Dearborn, MI 48124

Attn: ***

Telephone #: ***

Email: ***

Copyright Notice

©2002-2009 BSQUARE Corporation – Confidential Data

IMPORTANT: This document is intended only for the use of the individual or entity to which it is addressed, and contains information that is confidential and proprietary. If the reader of this document is not the intended recipient, or the employee or agent responsible for delivering the document to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this document is strictly prohibited. If you have received this document in error, please notify the sender immediately and return the original document. BSQUARE is a registered trademark of BSQUARE Corporation and other marks are the property of the respective owners.

BSQUARE Confidential	Page 1 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Revision History

Revision	Date	By	Purpose
0.1	***	Frank Pereira	Initial Revision
0.2	***	Frank Pereira	Add reviewer comments
0.3	***	Darrell Wasill	Formatting updates
0.5	***	Frank Pereira	Change structure.
0.6	***	Frank Pereira	***
0.7	***	Frank Pereira	Detail changes.
1.0	***	Frank Pereira	Review input.
1.1	***	Darrell Wasill	Consistency edits
1.2	***	Darrell Wasill	Incorporation of comments from Ford cursory review
1.3	***	Darrell Wasill, Carey Butler	Add draft reference and legal disclaimer in preparation for Ford initial review. Cost table update. Incorporate C. Butler redlines.
1.4	***	Darrell Wasill, Martin Hernandez	Incorporate QA updates
1.5	***	Darrell Wasill	Incorporate Ford Feedback
1.6	***	Darrell Wasill	Incorporated review remarks and comments
1.7	***	Dean Starr	***
1.8	***	Mounir Hider	Revised by Ford to include needed update comments and revised acceptance criteria.
1.9	***	Wayne Waldroup, Frank Pereira, Darrell Wasill	Added activities, scope, and cost estimates to bring SOW up to current understanding.
2.0	***	Darrell Wasill	Incorporate agreed upon COS cost updates
2.1	***	Darrell Wasill	Incorporate redline feedback
2.2	***	Darrell Wasill, Frank Pereira	Updated scope and costs to current program forecasts.
2.2b	***	Darrell Wasill, Tim Harrington	***
2.3	***	Darrell Wasill	***
2.3	***	Tim Harrington	Update Estimate Tables
2.3	***	Darrell Wasill	Incorporate Ford comments to Table 2 Fix heading number and Acceptance Criteria Cross Reference
2.3	***	Darrell Wasill	Updated timeline

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Reference Documents

The following documents were used in the creation of this SOW.

	Document	Description
1	***	Ford’s Overview of functional requirements for the ***
2	***	BSQUARE’s Detailed Estimate and response to the bid ***
3	***	Ford timeline of ***
4	***	Ford Engineering Specification ***
5	***	Ford’s document describing the requirements for ***
6	Master Spec List ***	Referenced Specification List defining basis for SOW scope.

I.	Definitions

The following table lists terms used in this document.

Table 1. Definitions

Term	Description
BSQUARE	BSQUARE Corporation, also referenced as ‘Company A’ and “System Integrator”
COMPANY	Ford Motor Company
Acceptance Period	The period set forth in Section IX, Acceptance Process, Table 3, that COMPANY has to accept or reject each deliverable made under this Statement of Work.
Adapt	BSQUARE will adapt existing BSQUARE-owned software to the target hardware.
Agreement	The SYNC Generation 2 Hardware Design and Systems Integration Services Global Terms and Conditions entered into by the parties, to which this Exhibit A is incorporated.
BOM	Bill of Materials
BSP	Board Support Package, the work encompassing the software required to enable an Operating System on a hardware platform.
CE	Microsoft Windows CE
CM	Contract Manufacturer
COS	Change of Scope.
Code Complete	Milestone at which all features from the specification have been implemented and the Deliverable is ready for a complete QA test pass.
CR	Change request
Device	For purposes of this Statement of Work, Device shall mean the ***
Develop	BSQUARE will develop new software.
FTE	Full Time Equivalent
Functional Requirements	“Functional Requirements” means the specifications set forth in Addendum A-3 to this SOW, including the referenced versions of each document ID, ***. A deviation from the Functional Requirements shall mean, with respect to a particular requirement, that it does not meet the acceptance criteria and levels of quality as set forth in Section VIII of this Statement of Work.
HW	Hardware
ICT	In Circuit Test
Integrate	BSQUARE will integrate existing software owned by the COMPANY or a third-party.
Modify	BSQUARE will modify existing software owned by the COMPANY or a third-party
OS	Operating System
PCB	Printed Circuit Board
PM	Program Manager
Project Software	Middleware and user facing applications.
QA	Quality Assurance
***	***
***	***
***	***
***	***
***	***

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SOW	Statement of Work
SW	Software
SYNC Device	***
System Integrator	***
VMCU	***
Windows© OS	***

II.	Project Description

SYNC is a voice-activated hands-free, in-car communications and entertainment system that integrates user’s mobile phone and digital media player into the vehicle cabin. Ford and Microsoft worked closely to design and engineer Ford’s SYNC ***, which is based on state-of-the art Microsoft Auto software. Ford further developed and customized this technology to deliver in-car solutions that help drivers conveniently and reliably enjoy digital entertainment and communications while on the road. With the introduction of SYNC, Ford, Lincoln and Mercury are proud to be the first and only automotive brands to market this product in North America.

This Statement of Work (SOW) and related documentation describe a ***

III.	Project Key Deliverables

A.	Ford Deliverables

i.	Detailed project requirements document jointly developed with BSQUARE.

ii.	Ford *** Engineering Specification.

iii.	Software tools such as ***

iv.	Direct access to Ford technical personnel for SYNC related technical details.

v.	Any additional product related information required throughout the duration of the project.

vi.	Applicable source code ***

vii.	*** Specifications and reference documentation

viii.	***

ix.	***

x.	Windows *** operating system (OS) configuration ***

B.	BSQUARE Deliverables

i.	*** Hardware Prototypes ***

ii.	*** Hardware Prototypes ***

iii.	*** Hardware Prototypes

iv.	*** Hardware Prototypes

v.	***

vi.	PCB Design Files ***

vii.	PCB Production Files ***

viii.	*** Housing Design ***

ix.	*** Housing Prototypes ***

x.	*** Housing Design

xi.	*** Housing Prototypes

xii.	*** Bezel Design

xiii.	*** Bezel Prototypes

xiv.	***

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xv.	***

xvi.	Source Code ***

xvii.	***

xviii.	End of Line (EOL) Test Stand Design

xix.	EOL Test Stand ***

xx.	EOL test image ***

xxi.	Design Validation (DV) Test Stand Design

xxii.	DV Test Stand (Hardware and Software)

xxiii.	Ford Lab Test Stand Design

xxiv.	Ford Lab Test Stand (Hardware and Software)

xxv.	*** Test Stand Design

xxvi.	*** Test Stand (Hardware and Software)

xxvii.	Bezel Test Stand Design

xxviii.	Bezel Test Stand (Hardware and Software)

xxix.	***

IV.	Project Timeline Overview

The dates provided in the following table are based on the Assumptions and External Dependencies defined in Section VI, Assumptions and External Dependencies of this Statement of Work and are subject to change in the event of a Change of Scope event as described in VI.E, Change of Scope. ***

In the table below, BSQUARE will refer to the Bellevue office of BSQUARE, unless otherwise noted. All Ford deliveries will be made to the BSQUARE office in Bellevue, Washington unless otherwise noted. All BSQUARE deliverables will be made to FORD in Dearborn, Michigan.

For details of the Deliverables in the table below, see Section V, Project Activities and Deliverables.

Table 2. Deliverables Timelines

	Responsible Party	Deliverables	Target Date
1	BSQUARE	Project Start	***
2	BSQUARE, FORD	Interim Service Order Signed	***
3	BSQUARE, Ford	Requirements Capture Phase	***
4	BSQUARE	***	***
5	FORD	***	***
6	BSQUARE	***	***
7	FORD	***	***
8	BSQUARE, FORD	Agreement Signed	***
9	BSQUARE	***	***
10	BSQUARE	***	***
11	BSQUARE	***	***
12	BSQUARE	***	***
13	BSQUARE	***	***
14	BSQUARE	***	***
15	BSQUARE	***	***
16	BSQUARE	***	***
17	BSQUARE	***	***
18	BSQUARE	***	***

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19	BSQUARE	***	***
20	BSQUARE	***	***
21	BSQUARE	***	***
22	BSQUARE	***	***
23	BSQUARE	***	***
24	BSQUARE	***	***
25	BSQUARE	***	***
26	BSQUARE	***	***
27	BSQUARE	***	***
28	BSQUARE	***	***
29	BSQUARE	***	***
30	BSQUARE/Flex	***	***
31	BSQUARE	***	***
32	BSQUARE	***	***
33	BSQUARE	***	***
34	BSQUARE	***	***
35	BSQUARE	***	***
36	BSQUARE	***	***
37	BSQUARE	***	***
38	BSQUARE	***	***
39	BSQUARE	***	***
40	BSQUARE	***	***
41	BSQUARE	***	***
42	BSQUARE	***	***

***

Figure 1. SYNC *** Timing ***

V.	Project Activities and Deliverables

Program management, engineering management, vendor management, build, and configuration management occur throughout the project.

A.	Hardware Development

i.	Prerequisites/ FORD deliverables required for ***

1.	***

2.	***

3.	***

4.	***

ii.	Hardware Development Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

iii.	BSQUARE Deliverables from Hardware Development

1.	***

2.	***

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3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

B.	Software (BSP) Design

i.	Prerequisites/ FORD deliverables required for Software (BSP) Design

1.	***

2.	***

3.	***

4.	***

ii.	Software Development Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

11.	***

12.	***

13.	***

iii.	BSQUARE Deliverables from Software Development

1.	***

2.	***

C.	Design for Manufacturing

i.	Prerequisites/ FORD deliverables required for Design for Manufacturing (DFM)

1.	***

2.	***

3.	***

ii.	DFM Development Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

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7.	***

8.	***

9.	***

10.	***

11.	***

12.	***

iii.	BSQUARE Deliverables from DFM

1.	***

D.	Prototyping

i.	Prerequisites/ FORD deliverables required for Prototyping

1.	None

ii.	Prototyping Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

iii.	BSQUARE Deliverables from Prototyping

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

E.	Testing / Quality Assurance

i.	Prerequisites/ FORD deliverables required for Testing / QA

1.	Test & programming collateral *** for reference

ii.	Testing / Quality Assurance Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

11.	***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

12.	***

iii.	BSQUARE Deliverables from Testing / QA

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

11.	***

F.	Production Support

i.	Prerequisites/ FORD deliverables required for Production Support

1.	None

ii.	Production Support Activities

BSQUARE will perform the following activities in this phase of the project.

1.	***

2.	***

3.	***

iii.	BSQUARE Deliverables from Production Support

1.	***

VI.	Assumptions and External Dependencies

In preparing the fee quote and planning the project schedule and Deliverables, BSQUARE is dependent upon schedules and deliverables that are beyond the control of BSQUARE. The assumptions and dependencies upon which the quote and schedule are based are documented here and include Project Delays, Specification Changes, Project Assumptions and Project Exclusions.

A.	Project Delays

The fee quoted to FORD for performance of the work under this Statement of Work assumes that all deliverables provided by FORD or any third-party contracted by FORD, including hardware, software, design documentation, and any written instructions, will be delivered to BSQUARE per the schedule in Section IV, Project Timeline Overview and will be complete, accurate, and fully functional. Work performed by BSQUARE that is affected by late, incomplete, inaccurate, or non-functional FORD deliverables as described in Section V, Project Activities and Deliverables may result in a day-for-day slip in the project schedule and/or may be subject to a Change of Scope (“COS”), as defined in Subsection E of this section.

If delays as described heretofore do occur, BSQUARE will make reasonable efforts to reassign the project team members to other areas of the project in order to keep the project on schedule. If BSQUARE is unable to do so, there will be a day-for-day slip in the project schedule and the provisions of Subsection E, Change of Scope, of this section shall apply.

B.	Specification Changes

Reference Ford *** Engineering Specification.

Any changes or additions, including changes to the hardware and system requirements or to the Deliverables described in Section V, Project Activities and Deliverables shall be evaluated by BSQUARE on a case-by-case basis, and may be determined to be outside of the scope of this Statement of Work. In such case the provisions of Subsection E, Change of Scope, of this section shall apply.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

C.	Project Assumptions

The fee quoted to FORD for performance of the work under this Statement of Work assumes that all of the following Assumptions will either occur or will be accurate, as stated below:

i.	General Assumptions

1.	***

2.	***

3.	***

ii.	Hardware-Specific Assumptions

1.	***

2.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

g.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

iii.	Software-Specific Assumptions

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

11.	***

12.	***

13.	***

14.	***

15.	***

iv.	QA-Specific Assumptions

1.	***

2.	***

3.	***

4.	***

BSQUARE Confidential	Page 10 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

5.	***

6.	***

v.	DV 2 assumptions

1.	***

2.	***

3.	***

4.	***

vi.	PV Assumptions:

1.	***

2.	***

3.	***

4.	***

vii.	EMC Assumptions:

1.	***

2.	***

If project assumptions either do not occur or prove to be inaccurate the provisions of Subsection E, Change of Scope, of this section shall apply.

D.	Project Exclusions

The fee quoted to FORD for performance of the work under this Statement of Work assumes that all of the following Exclusions will apply:

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

vii.	***

viii.	***

ix.	***

x.	***

xi.	***

xii.	***

xiii.	***

xiv.	***

xv.	***

E.	Change of Scope

The occurrence of any of the following events which results in a change (that BSQUARE deems, in its sole discretion, to be a significant change) in the work as described in this Statement of Work will result in a COS:

i.	***

ii.	***

iii.	***

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iv.	***

v.	***

vi.	***

If any of the above occurs, BSQUARE will provide to FORD a COS form (attached as Addendum A-1) that will detail the following:

1.	Additions and/or reductions in the scope of work

2.	Net change in the fees charged for the work.

3.	Net change in the schedule of BSQUARE Deliverables

FORD shall have *** from its receipt of the COS in which to provide its written acceptance of the proposed COS. If FORD does not accept the proposed COS within *** from the receipt of the COS, BSQUARE will continue the work as defined in this Statement of Work. ***

F.	Rules of the Road & Third Party Dependencies. In the course of negotiating the Agreement and this SOW, Ford and BSQUARE reached agreement on certain “rules of the road” that would apply to this project, which are attached as Addendum A-4 to this SOW, and incorporated herein by this reference,

VII.	Third-Party Product Licenses/IP

The following third-party product licenses are required for the work under this Statement of Work:

A.	***

***

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

vii.	***

viii.	***

B.	***

***

i.	***

ii.	***

VIII.	Communication

During the project, BSQUARE will provide FORD with regular status reports.

Phone meetings will be scheduled. During this meeting, BSQUARE and FORD will discuss the status of the projects and current issues.

IX.	Acceptance Process

The following Acceptance Period, Acceptance Criteria, and Software Levels of Quality apply to the BSQUARE deliverables as described in Section V, Project Activities and Deliverables of this Statement of Work.

A.	Acceptance Period

***

***

i.	***

ii.	***

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1.	***

***

2.	***

B.	Acceptance Criteria and Levels of Quality

Table 3 describes the acceptance criteria and quality level for each of the deliverables listed in Section V, Project Activities and Deliverables.

Table 3. Acceptance Criteria and Levels of Quality

ID	BSQUARE Deliverable Phase	Section	Acceptance Criteria	Acceptance Period	Levels of Quality	Acceptance Period Following Remediation

1	***	***	***	***	***	***

3	***	***	***	***	***	***

4	***	***	***	***	***	***

5	***	***	***	***	***	***

6	***	***	***	***	***	***

7	***	***	***	***	***	***

8	***	***	***	***	***	***

9	***	***	***	***	***	***

10	***	***	***	***	***	***

Only defects contained in BSQUARE deliverables will be counted in the Acceptance Criteria; however, if there are defects attributable to FORD or a third party, BSQUARE will work to remediate the defect provided such additional work is covered by a change of scope. If BSQUARE receives no notification by the end of the Acceptance Period or the Remediation Acceptance Period as outlined in Table 3 above, FORD shall be deemed to have accepted the BSQUARE deliverable as of the date of the last day of the Acceptance Period or Remediation Acceptance Period for the BSQUARE deliverable.

***

Ford has the right to prioritize issues as they see fit throughout the course of the project. Issues shall be closed in the order prioritized until the allowed number of issues is reached and project time expires. All deviations from prioritized issues resolution order shall be approved by Ford.

C.	Software Levels of Quality

BSQUARE supports several levels of software quality. ***

***

1.	***

a.	***

b.	***

c.	***

d.	***

e.	***

f.	***

2.	***

a.	***

b.	***

c.	***

d.	***

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

3.	***

a.	***

b.	***

c.	***

4.	***

a.	***

b.	***

c.	***

d.	***

D.	Severity Levels of Defects

Severity describes the impact that the defect has on the acceptance of the final product:

1.	***

•	***

•	***

2.	***

•	***

•	***

3.	***

•	***

•	***

4.	***

•	***

•	***

•	***

5.	***

•	***

•	***

E.	Third-Party Software and Hardware

***

X.	Costs

***

***

Notes:

1)	BSQUARE/Ford negotiated concession amount. ***. The email agreement did not allocate the concession between the two projects. This concession amount represents a simple prorated allocation of the concession amount between the two projects based on the project as a percentage of the combined projects. No other agreement is intended or implied by this prorated allocation.

2)	On *** BSQUARE and Ford agreed to certain changes of scope as outlined in the Project Costs table and the Materials/Services table above. ***

3)	As part of the above referenced Bsquare/Ford concessions, the parties agreed that there are no claims for delay of the project for work that has been performed by Bsquare up through the date the Agreement and these SOW’s are finalized.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***

***

The parties expressly agree that the timing and cost of the overall project may change depending on the occurrence of various conditions included but not limited to those described in Section VI, Assumptions and External Dependencies.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Addendum A-1

Change of Scope

BSQUARE Corporation

110 110th Ave. NE, Suite 200, Bellevue, WA 98004-5840

Project Code	Customer	Project Name	COS #	Date

Change Request Information – Completed by Preparer or Requestor
Preparer:		Requestor (if different):
Request Type:	☐ Customer Request	☐ Internal Request	☐ Other (Describe):

Request Priority:	☐ Optional	☐ Desirable	☐ Mandatory
COS Short Name:		Related COS #s:
COS Description:

Estimate for COS – Completed by BSQUARE Program Manager
Estimator:
Est Start Date for COS:		Est Complete Date:
Est Hours for COS:		Est Cost Impact ($):
Est Schedule Impact (days):		New Project Total ($):
Impact on Deliverables:
Agreement Name:
Agreement Amendments:

Customer Disposition – Completed by Customer Program Manager or Sponsor
Approval (Check One):	☐ Approve	☐ Disapprove	☐ Defer Until:

Name (Print):	Signature:	Date:

Final Signatures – Completed by BSQUARE
BSQUARE Program Manager (Print):	Signature:	Date:

BSQUARE Vice President (Print):	Signature:	Date:

BSQUARE Authorized Officer (Print):	Signature:	Date:

Note: Customer agrees that this change request is an addendum to the existing Agreement with BSQUARE, and all terms and conditions are still in effect in accordance with this change. BSQUARE agrees to the changes reflected in this COS document subject to its assumption that the individual who signs this COS on behalf of the customer has the authority to bind the customer to the terms of this COS.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Addendum A-2

Acceptance / Rejection Certificate

Client:	Project Name:	Agreement:

Preparer:		Date Submitted:

Section 1: To be Completed by Preparer or Requestor

Deliverable Name:		Date Delivered:

Deliverable Description (Reference section in Statement of Work as appropriate):

BSQUARE Assessment of Compliance with Acceptance Criteria:

Outstanding Action Items Remaining:

Section 2: Client Assessment of Non-Compliance with Acceptance Criteria:

Use this section to describe non-compliance with Acceptance Criteria:

Section 3: Client Acceptance or Rejection of Deliverable

☐ Accept Deliverable		☐ Reject Deliverable

Section 4: Signatures

BSQUARE believes the referenced Deliverable / Milestone has been completed in accordance with the Acceptance Criteria agreed between BSQUARE and FORD. If this document is not returned to the BSQUARE Project Manager within #5 working days with signature or comments, the deliverable will be considered accepted. Once accepted, by signature or by default, future changes to this deliverable must be requested through a formal Change of Scope Request.

Client Name (Print):	Signature:	Date:

BSQUARE Program Manager (Print):	Signature:	Date:

BSQUARE Vice President (Print):	Signature:	Date:

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Extracted from: Master Spec List v2.32.xls

ADDENDUM A-3

The specifications provided in this Addendum are included for scope clarification. In the event of a discrepancy between a written specification in this Addendum and any term or specification in the SOW, this Addendum A-3 shall take precedence.

ID	Specification Name	Version in 2.32

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***	***	***

***	***	***

***	***	***

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BSQUARE Confidential	Page 19 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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BSQUARE Confidential	Page 20 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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BSQUARE Confidential	Page 21 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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BSQUARE Confidential	Page 22 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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BSQUARE Confidential	Page 23 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ADDENDUM A-4

Ford and BSQUARE have agreed to the following Rules of the Road.

1.	Version 2.3 of this Statement of Work represents the agreed upon requirements and scope of work to be performed by BSQUARE under this project. The total project cost for the work performed under this SOW shall not exceed $***, which is the total cost from table 4 of Section X above, unless otherwise provided for as a result of items 1.a) through 1.c) or e) below in this Addendum A-4. This total project cost amount does not include materials/services (aka rebillables) which are above the total project cost amount and both parties agree that the rebillable amounts, currently estimated at $***, are not fixed. For clarity, the parties understand that the EOL Text Fixture amounts in the total project cost in Table 4 are being invoiced as rebillables.

a)	If Ford requests a change of scope beyond that agreed upon in SOW v2.3, Ford is responsible for the additional cost.

b)	If Ford misses, or is late with, a deliverable, or the deliverable is not of sufficient quality, and any of these conditions cause BSQUARE to expend extra effort, Ford is responsible for the additional cost.

c)

If a 3rd party misses, or is late with, a deliverable, or the deliverable is not of sufficient quality, and any of these conditions cause BSQUARE to expend extra effort, Ford will be responsible for the extra cost to BSQUARE. BSQUARE will assist Ford in identifying the root cause such that Ford may pursue the 3rd party for the overruns

d)	If BSQUARE asks for a change of scope due to a BSQUARE error or omission, Ford will not be responsible for any increase in BSQUARE hours.

e)	In the event the root cause for the error or omission identified in 1.d) above, is the result of an error or omission by any party other than BSQUARE (i.e. Ford’s or a third party’s), BSQUARE will be reimbursed for all hours expended or engaged to remedy the issue or discover the root cause.

2.	BSQUARE will be responsible for increases in project hours assumed in SOW v2.3 that are not due to the items identified in sections 1.a) through 1.c) or 1.e) above (i.e. if BSQUARE misestimated a task in SOW v2.3 that ends up taking longer than anticipated and the overrun wasn’t caused by Ford or a third-party, BSQUARE will not bill Ford for the additional hours incurred).

3.	If a scope change is identified resulting from Items 1.a) through 1.c) and Item 1.e), regardless of whether BSQUARE has previously performed work, the parties will enter into a Change of Scope (COS) to identify the tasks involved in the COS. Unless otherwise agreed to by the parties, COS shall be invoiced by BSQUARE on a fixed price basis. Each individual COS shall contain a separate line item for materials/rebillables and one for labor costs. If the COS is approved by Ford, Buyer will issue a P.O.

Ford and BSQUARE also agree that the table below includes, to the best of both parties’ knowledge, all of the remaining Ford and third party deliverables and other dependencies relevant to BSQUARE’s work hereunder, as of the date of this SOW. This schedule does not include items already delivered to BSQUARE as of the date of this SOW, nor does it include any additional items that may be required as a result of a Change of Scope. BSQUARE shall not be responsible for any delays, costs, or damages associated with any deviations or failures by Ford and/or a third party to meet the requirements of the table below. If BSQUARE causes any delay resulting in increased costs, BSQUARE’s responsibility for such costs shall be in accordance with the terms of the Agreement.

Vendor	Description of the Deliverable	BSQUARE Gated Deliverable?	Final Delivery Date Expected from Vendor to Bsquare	Required Quality	Comment as of ***
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BSQUARE Confidential	Page 24 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Ford and BSQUARE have also agreed that as of the date of this SOW, there are no claims pending against BSQUARE for any delays of the project for work that has been performed by Bsquare up through the date the Agreement and these SOW’s are finalized.

BSQUARE Confidential	Page 25 of 25

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.